UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2015

Multi-Asset Class Funds
Absolute Return Multi-Asset
Multi-Asset Real Return

Goldman Sachs Multi-Asset Class Funds

■	ABSOLUTE RETURN MULTI-ASSET

■	MULTI-ASSET REAL RETURN

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Portfolio Management Discussion and Performance Summary	4

Schedules of Investments	20

Financial Statements	34

Financial Highlights	38

Notes to the Financial Statements	42

Report of Independent Registered Public Accounting Firm	60

Other Information	61

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Absolute Return Multi-Asset Fund seeks to achieve long-term absolute return through investment in different asset classes, geographic regions, and security selection strategies. The Investment Adviser employs global macro investment views in order to dynamically reallocate across asset classes, regions and strategies in response to changing market conditions. The percentage of the Fund’s portfolio exposed to any asset class or geographic region will vary from time to time, and the Fund may not be invested in each asset class at all times. At times the Fund may be heavily invested in certain asset classes or geographic regions, depending on the asset allocation of the strategy. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund’s investments in fixed income securities and loans are subject to the risks associated with debt securities generally, including credit, interest rate, liquidity, call and extension risk. The Fund may invest in non-investment grade securities, which involve greater price volatility and present greater risks than higher rated fixed income securities. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Foreign and emerging market investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

The Fund’s investments in pooled investment vehicles (including other investment companies, exchange-traded funds, master limited partnerships and publicly traded partnerships) subject it to additional expenses. The Fund also gains exposure to the commodities markets by investing in commodity index-linked structured notes and in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments (which may include total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes). The Subsidiary may also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The Fund is subject to tax risk as a result of its investments in the Subsidiary and in commodity index-linked structured notes, as the Fund has not received a private letter ruling from the Internal Revenue Service (“IRS”) concluding that income and gains from such investments are “qualifying income.” The IRS has suspended granting such private letter rulings, and the Fund cannot rely on private letter rulings granted to other taxpayers. The tax treatment of investments in the Subsidiary and in commodity index-linked structured notes may be adversely affected by future legislation and/or IRS guidance. While the Fund has obtained an opinion of counsel regarding such investments, if the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company, the Fund would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to Fund shareholders.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Derivative instruments may involve a high degree of financial risk, including the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. The Fund may invest in derivatives (including foreign currency transactions) for hedging and non-hedging purposes. The Fund is also subject to the risks associated with short selling of securities, which involves leverage of the Fund’s assets and presents various other risks.

The investment program of the Fund is speculative, entails substantial risks and includes asset classes and investment techniques not employed by more traditional mutual funds. The Fund should not be relied upon as a complete investment program. There can be no assurance that the investment objective of the Fund will be achieved.

The Goldman Sachs Multi-Asset Real Return Fund seeks long-term real return by investing in inflation sensitive assets (i.e., investments that, in the judgment of the Investment Adviser, are expected to perform favorably in rising or high inflationary environments). The Fund invests primarily in a portfolio of equity, fixed income and commodity asset classes (the “Underlying Asset Classes”), including derivatives that provide exposure to the Underlying Asset Classes. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. The Fund’s equity investments are subject to market risk, which means that the value of its investments may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Investing in real estate investment trusts (REITs) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit and interest rate risk. The Fund may invest in non-investment grade securities, which involve greater price volatility and present greater risks than higher rated fixed income securities. The value of the Fund’s treasury inflation protected securities (TIPS) generally fluctuates in response to inflationary concerns, and as inflationary concerns decrease, TIPS become less valuable. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Foreign and emerging market investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The Fund’s investments in pooled investment vehicles (including other investment companies, exchange-traded funds, master limited partnerships (MLPs) and publicly traded partnerships (PTPs)) subject it to additional expenses. Investments in MLPs are subject to certain risks, including risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to force sales at undesirable times or prices. MLPs are also subject to risks relating to their complex tax structure, including the risk that a distribution received by the Fund from an MLP is treated as a return of capital, which may increase the Fund’s tax liability and require the Fund to restate the character of its distributions and amend shareholder tax reporting previously issued, and the risk that an MLP could lose its tax status as a partnership, resulting in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. Risks of PTPs may include potential lack of liquidity and limitations on voting and distribution rights.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

What Differentiates Goldman Sachs Absolute Return Multi-Asset Fund’s Investment Process?

The Goldman Sachs Absolute Return Multi-Asset Fund (the “Fund”) seeks to deliver consistent returns in all market environments through broad diversification and dynamic management. The Fund aims to provide exposure beyond traditional asset classes, with less dependence on the direction of stock and bond markets, and thoughtfully combines the investment capabilities across Goldman Sachs Asset Management (GSAM).

■	By investing across asset classes using less-traditional strategies and techniques, we aim to incorporate distinct sources of return into the portfolio that are different from traditional core equities and bond returns

■	We use a proprietary, factor-based risk-budgeting framework that seeks to balance risk across unique return drivers and active strategies

■	The Fund capitalizes on the changing economic cycle and tactically adjusts for dislocations in the current environment, with the aim of enhancing returns and mitigating portfolio losses

■	We seek to profit from opportunities across medium- to shorter-term time horizons and multiple geographies

■	For over two decades, we have managed multi-asset class solutions for clients including sovereign wealth funds, pension plans, endowments, and foundations

■	We leverage the insights and alpha generation of GSAM’s 800+ investment professionals in 33 offices around the globe (as of September 30, 2015)

■	We monitor portfolio risk daily and have a robust risk management framework with multiple layers of oversight at the strategic allocation, security selection and firm levels

Diversification does not protect an investor from market risk and does not ensure a profit. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

PORTFOLIO RESULTS

Goldman Sachs Absolute Return Multi-Asset Fund

Investment Objective

The Fund seeks to achieve long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Absolute Return Multi-Asset Fund’s (the “Fund”) performance and positioning for the period since inception on September 2, 2015 through October 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of -0.70%, -0.90%, -0.70%, -0.70%, -0.80% and -0.70%, respectively. These returns compare to the 0.06% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”), during the same time period.

References to the Fund’s benchmarks and to other indices mentioned herein are for informational purposes only, and unless otherwise noted, are not an indication of how the Fund is managed. The use of the Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	During the Reporting Period, divergence in economic growth across countries and regions around the world continued to unfold amid an uneven global economic recovery. Global growth concerns were highlighted by continued weakness in China, which weighed on global equity markets during September 2015, though this was offset somewhat by a moderate relief rally in the last week of the month. Global equities (as measured by the MSCI World Index) fell 3.5% during September 2015 and nearly 8% for the third calendar quarter overall — its worst quarter-over-quarter performance in four years. In this environment, the Federal Reserve (the “Fed”) maintained a zero interest rate policy, choosing not to raise rates at its September 2015 policy meeting. This, in turn, led the 10-year U.S. Treasury yield to fall to approximately 2% by month end. A mix of macro and micro events, including negative investor sentiment about certain corporations, also dampened the performance of global equities. In addition, during September 2015, the prices of many commodities were weak, with sharp dips in industrial metals prices, including copper. Oil prices, however, stabilized somewhat. Ongoing concerns about the health of emerging markets economies fueled a steep decline in the value of emerging markets currencies versus the U.S. dollar during September 2015.

In October 2015, the significance of central bank policy decisions was reaffirmed, as global equity markets broadly rebounded from the challenging third calendar quarter, driven by expectations of further rate cuts. Global equities rose more than 7% during the month, erasing the losses of the 2015 calendar year-to-date, in a move mirrored by most developed equities markets, including those in the U.S., Europe and Japan. Indeed, during October 2015, the S&P 500® Index delivered its best monthly performance in four years, driven in part by the Fed’s decision to leave rates unchanged. Emerging markets equities also rallied strongly but remained in negative territory for the 2015 calendar year-to-date. China’s decision to cut interest rates to combat slowing economic growth and to improve liquidity appeared to contribute to the improvement in investor sentiment. Global government bond returns were muted as investors speculated about the direction of interest rates. Public real estate securities performed strongly despite the underperformance of other interest rate sensitive assets. Non-government fixed income sectors benefited from tighter spreads (that is, yield differentials versus government securities of comparable duration). High yield corporate bonds outperformed most other fixed income sectors, driven by the recovery of the energy sector. Oil prices appeared to stabilize at mid-$40 per barrel in October 2015, even though other commodity prices declined.

PORTFOLIO RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to achieve its investment objective through investments in different asset classes, geographic regions and security selection strategies in a portfolio primarily of equity, fixed income, commodities and currency asset classes. During the Reporting Period overall, the Fund posted negative absolute returns.

During September 2015, the Fund’s short equities positions helped mitigate the impact of the broad market selloff, and the Fund’s equity volatility-selling strategy, which seeks to benefit from the difference between implied volatility (i.e., expectations of future volatility) and realized volatility (i.e., historical volatility) in the equity markets, was beneficial to performance as market volatility remained elevated during the month. Our fixed income strategy — particularly the Fund’s position at the front, or short-term, end of the U.S. Treasury yield curve, which is more sensitive than the longer-term end to changes in monetary policy — performed well during September 2015, as investors’ expectations about the timing of a Fed rate hike were pushed into the future. Similar positions within the government bond yield curves of other countries also added to the Fund’s results in September 2015. Yield curve is a spectrum of maturities.

In October 2015, as investors’ appetite for risk increased, the Fund generated strong gains from its long position in global real estate securities and its long position in U.S. high yield corporate credit. Although a long position in global equities also contributed positively during October 2015, these results were partly limited by the Fund’s short equity beta hedge, through which we seek to manage the Fund’s participation in the equity markets based on our macroeconomic views. Our equity volatility-selling strategy, in which the Fund was short S&P 500® equity options, also detracted from performance during October 2015 as market volatility moderated; U.S. equity market volatility — as measured by the VIX (a measure of the implied volatility of S&P 500® Index options) — declined in October 2015 after spiking in mid-August 2015.

For the Reporting Period overall, the Fund’s relative underperformance was driven largely by weak security selection within select equity strategies. More specifically, our long/short equity strategy hampered returns due to stock selection and headline risk, particularly in the health care sector, which suffered after U.S. presidential candidate Hillary Clinton said that, if elected, she would impose a cap on drug prices. Our commodities and currency strategies also detracted modestly during the Reporting Period overall. Conversely, our real asset strategy contributed most positively to the Fund’s relative returns for the Reporting Period overall, driven by the strong performance of the Fund’s holdings of U.S. and international real estate equities during the October 2015 equity market rally. In addition, the Fund’s fixed income strategy added modestly to relative results during the Reporting Period overall, led by the Fund’s long duration positions on the government bond yield curves of various countries, as expectations for additional quantitative easing around the world persisted. Duration is a measure of sensitivity to changes in interest rates.

Q	How was the Fund positioned at the beginning of the Reporting Period?

A	As the Fund was launched on September 2, 2015, we were building the portfolio at the beginning of the Reporting Period.

Q	How did you tactically manage the Fund’s allocations during the Reporting Period?

A	Throughout the Reporting Period, the Fund’s positioning reflected our expectations that moderately positive global economic growth would continue, supported by broadly accommodative monetary policy. Tactically, this was expressed by our positive views of riskier asset classes, and thus we maintained the Fund’s broad tilt toward U.S. and other developed markets equities. We gradually increased the Fund’s overall exposure to equities during the Reporting Period with a focus on equities of select developed and emerging markets countries. For example, we added a long position in Taiwanese equities accomplished through the use of futures, because we believed these securities could potentially benefit from strong corporate earnings fundamentals, are relatively sheltered from external shocks and may benefit from a near-term recovery in emerging markets equity prices if global monetary policy becomes more accommodative as investors seem to expect.

Additionally, during the Reporting Period, we added a tactical position in international and emerging markets currencies versus the U.S. dollar based on our belief that the central banks of economies with significant export dependence, slowing economic growth and disinflation may need to ease monetary policy and depreciate their currency to boost growth and inflation. More specifically, we established short positions in the Swiss franc, euro, New Zealand dollar, Korean won and Taiwanese dollar versus a long position in the U.S. dollar. The Fund’s currency positioning during the

PORTFOLIO RESULTS

Reporting Period was also predicated on our views that lower commodity prices are likely to have a positive impact on the currencies of commodity importers, such as India, where we were long the Indian rupee, and a negative impact on the currencies of commodity exporters, such as South Africa, where we were short the South African rand.

During the Reporting Period, we also adjusted the Fund’s tactical exposure to the interest rates of a number of countries. For example, at the beginning of the Reporting Period, the Fund held a long duration position in U.K. interest rates. We believed U.K. rates, which had risen along with broad Eurozone interest rates earlier in 2015, would fall if stringent austerity measures were successfully implemented in the U.K., measures that we believed would suppress economic growth and support fixed income returns. When this did not occur, we shifted the Fund to a long duration position in U.S. interest rates because we believed the switch in country positioning could potentially provide the Fund with a better return on investment.

In addition, during the Reporting Period, we tactically shifted the Fund’s exposure to equity, fixed income, real and currency asset classes using our systematic trend-following strategy, which seeks to profit from price trends across and within asset classes as investors react to new information. Through this strategy, we maintained a broadly short position in commodities within the Fund based on what we considered bearish price trends, notably in the energy and industrial metals sectors. Also employing our systematic trend-following strategy, we took small long positions within the Fund in a number of emerging markets currencies, as we saw developing bullish price trends driven by the appreciation of many emerging markets currencies from their lows of late September 2015 as well as by a weaker U.S. dollar.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used exchange-traded index futures contracts to gain exposure to the following markets, all contributing positively to performance: U.S. large-cap and small-cap equities; non-U.S. developed markets equities, including Europe; and emerging markets equities, including Taiwan and India. Commodity futures contracts were used to implement the Fund’s commodity trend-following and carry strategies, which detracted slightly from performance due to random price movements. The Fund’s commodity trend-following strategy seeks to profit from price trends across and within the commodities markets as investors react to new information. The Fund’s commodity carry strategy seeks to use the shape of the commodities futures curve to determine inventory levels and is employed as a signal for the Fund’s long or short positioning in individual commodities. Interest rate futures on government bonds and short-term cash equivalents added to performance as developed markets interest rates remained low. Interest rate futures, which were used to hedge interest rate exposure in order to manage exposure to fluctuations in interest rates and to facilitate specific duration and yield curve strategies, did not materially impact performance. The Fund also used listed equity options to control exposure to U.S. and European large-cap equities. These instruments contributed positively to performance for the Reporting Period overall. In addition, the Fund used foreign exchange currency forward contracts to take long and short positions in select non-U.S. developed markets and in emerging markets as well as to take advantage of relative-value, momentum-based investment opportunities. These instruments performed in line with expectations but detracted from the Fund’s performance during the Reporting Period overall, as most global currencies depreciated versus the U.S. dollar. Lastly, the Fund obtained exposure to the underlying asset classes through the use of underlying funds, which may also invest in derivatives to provide exposure to equity, fixed income and commodity asset classes. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had approximately 30% of its total net assets in long equity-related positions; approximately 35% of its total net assets in long fixed income-related investments; approximately 14% of its total net assets in long real assets investments; and approximately 17% in long currency-related investments. It had short positions of approximately -13% of its total net assets in equity-related positions; approximately -34% of its total net assets in fixed income-related assets; approximately -6% of its total net assets in real asset investments; and approximately -17% of its total net assets in currency-related investments. These short positions were accomplished through the use of equity index futures, equity options, interest rate futures, commodity futures and currency forwards.

PORTFOLIO RESULTS

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed the market environment remained challenging and that volatility was likely to stay elevated in the near term as investors grapple with the tug of war between economic growth, ultra-low interest rates and low commodity prices. Accordingly, as longer-term trends struggle to materialize, we plan to emphasize relative value views that seek to take advantage of what we consider asset mispricings.

Looking ahead, we expect global equities to remain supported by slowly improving economic conditions in the developed markets, low levels of global inflation and supportive global monetary policy. At the end of the Reporting Period, the Fund had broad exposure to global equities, with an emphasis on the equity markets of select developed and emerging markets countries. We believe the Fund is well-positioned for an increase in global economic growth, with our global equity strategy focused at the end of the Reporting Period on themes in the health care and financials sectors. At the end of the Reporting Period, through our equity volatility-selling strategy, the Fund was also positioned so that it might outperform if market volatility increases.

In terms of global fixed income, we note that interest rates remained rather range bound during the Reporting Period, after moving broadly lower since the middle of 2015. Although the Fund is positioned for a Fed rate hike in the near term, we are more focused on the potential pace of rate increases, rather than on the timing of them. Outside the U.S., at the end of the Reporting Period, the Fund held long duration positions on the government bond yield curves of a number of developed countries. This positioning is based on our expectation that most developed economies outside the U.S. will likely continue their quantitative easing programs, which should put pressure on bond yields. In addition, at the end of the Reporting Period, the Fund maintained long positions in a number of income-producing assets, such as global public real estate securities and U.S. high yield corporate credit. In particular, the Fund held a position in international real estate securities, which may benefit from continued low global interest rates. At the end of the Reporting Period, we saw some tenuous signs of commodity price stabilization, though we have maintained the Fund’s short positions in the industrial metals and energy sectors via our systematic trend-following strategy. The Fund also maintained a small long position in emerging markets currencies at the end of the Reporting Period based on developing bullish trend signals.

FUND BASICS

Goldman Sachs Absolute Return Multi-Asset Fund

as of October 31, 2015

PERFORMANCE REVIEW
September 2, 2015–October 31, 2015	Fund Total Return (based on NAV)[1]	BofA ML U.S. Dollar 3-Month LIBOR Constant Maturity Index[2]
Class A	-0.70%	0.06%
Class C	-0.90	0.06
Institutional	-0.70	0.06
Class IR	-0.70	0.06
Class R	-0.80	0.06
Class R6	-0.70	0.06

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Fund’s benchmark index is the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”). The Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/15	Since Inception	Inception Date
Class A	-6.14%	9/2/2015
Class C	-1.79	9/2/2015
Institutional	-0.70	9/2/2015
Class IR	-0.70	9/2/2015
Class R	-0.70	9/2/2015
Class R6	-0.70	9/2/2015

[3]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.49%	2.67%
Class C	2.24	3.42
Institutional	1.09	2.27
Class IR	1.24	2.42
Class R6	1.07	2.25
Class R	1.74	2.92

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least September 2, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN EQUITY HOLDINGS AS OF 10/31/15[5]
Holding	% of Net Assets	Line of Business
Goldman Sachs Financial Square Government Fund	44.2%	Investment Companies
Goldman Sachs Fixed Income Macro Strategies Fund	10.1	Investment Companies
Goldman Sachs Long Short Fund	9.6	Investment Companies
Goldman Sachs High Yield Fund	8.7	Investment Companies
Goldman Sachs Real Estate Securities Fund	3.9	Investment Companies
Goldman Sachs International Real Estate Securities Fund	3.8	Investment Companies
Goldman Sachs Commodity Strategy Fund	2.2	Investment Companies
Wolseley PLC	0.4	Trading Companies & Distributors
Abbott Laboratories	0.4	Health Care Equipment & Supplies
American Tower Corp.	0.4	Real Estate Investment Trusts

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION[6]
As of October 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds and Investment Companies held by the Fund are not reflected in the above graph. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

What Differentiates Goldman Sachs Multi-Asset Real Return Fund’s Investment Process?

The Goldman Sachs Multi-Asset Real Return Fund (the “Fund”) seeks to achieve long-term real return. The Fund invests primarily in a portfolio of equity, fixed income and commodity securities in an attempt to perform favorably in rising or high inflationary environments. The Fund seeks to provide exposure beyond traditional asset classes to protect against a broader set of inflation catalysts in various market environments.

■	Inflation-sensitive assets tend to move in the same direction as inflation which may preserve real portfolio returns.

■	We seek to provide access to investments that have historically provided the necessary growth to protect purchasing power in periods of high or rising inflation.

■	Traditional stocks and bonds may not be able to provide the necessary diversification to improve portfolio returns across changing market environments.

■	The Fund invests in a diversified portfolio in an attempt to provide investors with lower volatility over the long-term.

■	We utilize a comprehensive investment process that opportunistically shifts portfolio assets through long-term strategic allocation, tactical adjustments, underlying security selection and active risk management.

■	The flexibility in our investment process helps us to respond to ever-changing markets and to balance the portfolio’s risk and potential return.

■	We have a robust risk management framework, with multiple layers of oversight at the strategic allocation, security selection and firm levels.

PORTFOLIO RESULTS

Goldman Sachs Multi-Asset Real Return Fund

Investment Objective

The Fund seeks to achieve long-term real return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Multi-Asset Real Return Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Class IR and Class R Shares generated average annual total returns, without Sales charges, of -8.04%, -8.84%, -7.75%, -7.80% and -8.28%, respectively. These returns compare to the -1.24% average annual total return of the Fund’s benchmark, the Barclays 1-10 Year U.S. TIPS Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	Amid uneven global economic recovery and the reemergence of global growth concerns, the unfolding divergence in economic growth across countries and regions was a key theme during the Reporting Period. Low inflationary environments persisted, as many of the world’s central banks maintained accommodative monetary policies, including further easing by 14 central banks in January 2015 alone and statements by various central bank officials throughout the Reporting Period that reaffirmed their commitment to monetary stimulus. The Federal Reserve (the “Fed”) was among these central banks, keeping rates unchanged near zero during the Reporting Period. Yields on U.S. and Eurozone 10-year government bonds remained largely range bound, primarily because of mixed economic data.

Geopolitical events — including talks on the lifting of Iranian sanctions along with ongoing crises in the broader Middle East — and a build-up in global inventories led to a sharp decline in commodity prices, particularly in the price of oil, though commodity prices overall experienced a modest recovery near the end of the Reporting Period. The fall in commodity prices, in turn, drove depreciation in the currencies of commodities-exporting emerging markets countries relative to the U.S. dollar. The U.S. dollar also appreciated versus most major global currencies, helped by falling U.S. jobless claims, the devaluation of the Chinese renminbi and the broad-based depreciation of emerging market currencies. U.S. dollar strength, combined with global economic growth concerns, sent emerging markets stocks significantly lower.

Near the end of the Reporting Period, global equity market volatility moderated somewhat from the elevated levels seen during August and September 2015 when investors had to contend with worries about Chinese economic weakness, greater uncertainty about the path of a Fed rate hike and a downgrade in global economic growth forecasts by the International Monetary Fund.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	In seeking its objective to achieve long-term real return, the Fund invests in a diversified portfolio of inflation-sensitive equity, fixed income and commodity securities and exposures. (Real return is the return on an investment in excess of inflation.) During the Reporting Period, the Fund posted negative absolute returns and underperformed the Index in relative terms, as break-even inflation levels were hurt by the drop in crude oil prices, and the Fund’s position in U.S. Treasury inflation protected securities (“TIPS”) failed to keep pace with nominal, or non-inflation protected, U.S. Treasuries. (The break-even inflation rate is the difference between the nominal yield on a fixed-rate investment and the real yield on an inflation-linked investment of similar maturity and credit quality. If inflation averages more than the break-even, the inflation-linked investment will outperform the fixed-rate. Conversely, if inflation averages below the break-even, the fixed-rate will outperform the inflation-linked.)

As mentioned previously, the Fund invests in a diversified portfolio of inflation-sensitive equity, fixed income and commodity securities and exposures. The Fund’s portfolio managers allocate across these diversified exposures by

PORTFOLIO RESULTS

addressing the multiple potential drivers of inflation in what we determine to be a balanced way. This sets the Fund’s strategic asset allocation, which was the primary source of the Fund’s underperformance relative to the Index during the Reporting Period. This was partially offset by the Fund’s effective short-term tactical allocation positioning. Underlying security selection and implementation also contributed positively to Fund performance.

During the Reporting Period, the underperformance of the Fund’s strategic asset allocation was due primarily to its exposure to commodities and master limited partnerships (“MLPs”), which have been under pressure since oil prices began to fall in mid-2014. The Fund’s exposure to local emerging markets debt also detracted from results, driven by the strength of the U.S. dollar and concerns about the impact of a potential Fed rate tightening cycle on the liquidity of emerging markets economies’ banking systems. To a lesser extent, the Fund’s allocations to global infrastructure equities and energy-related equities also hampered performance relative to the Index. The negative impact of these allocations was partially offset by the Fund’s allocations to global real estate securities, which benefited from persistently low interest rates and an environment that was broadly supportive of riskier asset classes.

Tactical asset allocation overall contributed positively to the Fund’s relative results during the Reporting Period. As mentioned earlier, in seeking its objective to achieve long-term real return, the Fund will allocate to a set of asset classes that we believe are sensitive to different sources of inflation. We then adjust the relative sizing of these exposures based on a shorter investment horizon that reflects tactical market views. Relative to the strategic asset allocation set during the Reporting Period, the Fund was tactically overweight equities and underweight commodities and fixed income. More specifically, within equities, the Fund was overweight U.S. large-cap equities as well as non-U.S. equities, mainly through index exposure in Japan and Europe. The Fund’s tactical underweight in commodities was advantageous, as the performance of commodities was weak during the Reporting Period.

Underlying fund implementation and security selection overall contributed positively to the Fund’s results. Positive security selection in commodities and MLPs offset security selection in fixed income sectors, which detracted from the Fund’s performance.

Q	How was the Fund positioned during the Reporting Period?

A	At the start of the Reporting Period, the Fund had approximately 13.4% of its total net assets invested in commodity-related investments; approximately 48.6% of its total net assets invested in equity-related investments; and approximately 40.6% of its total net assets invested in fixed income-related investments. None of its total net assets were invested in cash or cash equivalents. The strategic asset allocation of the Fund reflects a risk-based allocation approach to increase diversification across the portfolio.

Q	How did you tactically manage the Fund’s allocations during the Reporting Period?

A	During the Reporting Period, positioning within the Fund was adjusted to reflect our expectations that moderately positive global economic growth would continue, led by the U.S. and other developed markets and supported by broadly accommodative monetary policy. Tactically, this positioning translated into a positive view of riskier asset classes, maintained through the Fund’s broad tilt toward U.S. and other developed markets equities, which was modulated based on regional and sector exposure views.

Within the allocation to U.S. equity sectors, we reduced the Fund’s allocation to energy-related equities during the Reporting Period, as we believed the sector would be negatively impacted by ongoing oil price volatility, uncertain supply/demand dynamics and geopolitical concerns. Instead, we favored the health care sector given what we viewed as a robust product pipeline and a supportive reform environment.

We also reduced the Fund’s allocation to commodities during the Reporting Period. As inventory levels remained elevated and production had not significantly decelerated, we did not expect commodities to be a meaningful driver of rising inflation expectations. We also added a breakeven inflation position, wherein the Fund was long TIPS and short U.S. Treasury futures, to take advantage of any increase in inflation expectations as the U.S. economy improved. At the same time, we reduced the Fund’s allocation to fixed income sectors not represented in the Index, including local emerging markets debt, because we believed they would not be an effective hedge against higher U.S. inflation and a weaker U.S. dollar. Additionally, during the Reporting Period, we modestly increased the Fund’s allocation to MLPs. In our view, MLPs have declined more than fundamentally warranted; MLP revenues are tied to pipeline volume, not commodity prices as many investors seem to believe. We expect MLPs to recover as crude oil prices stabilize, making them attractive investments, in our view, at current valuations.

Additionally, we added a tactical long/short basket of international and emerging markets currencies as we sought to

PORTFOLIO RESULTS

take advantage of what we considered to be attractive relative value opportunities. Lastly, we maintained a view that fixed income returns would be muted ahead of a potential Fed rate hike. During the Reporting Period, this view on U.S. interest rates was implemented through a position in the front, or short-term, end of the yield curve, which is more sensitive than the longer-term end to changes in interest rates.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used Eurodollar futures to take tactical positions on the U.S. interest rate curve, which detracted from performance. (Different positions may be taken within the Fund based on expectations of changes in interest rates and expectations of changes in the yield curve. Changes in the shape of the yield curve will change the relative price of bonds represented by the curve.) The Fund employed equity index futures during the Reporting Period to tactically adjust the amount of risk incurred from exposure to equities in four markets — the U.S., the U.K., Europe and Japan — which contributed positively to performance. The Fund also sold U.S. Treasury futures to hedge duration as part of a breakeven inflation position, as we sought to take advantage of an increase in U.S. inflation expectations. These instruments did not have a meaningful impact on performance during the Reporting Period. Additionally, the Fund utilized forward foreign currency exchange contracts to express our investment views on select currencies, which did not have a meaningful impact on performance. In addition, some of the Fund’s underlying fund investments used derivatives during the Reporting Period to manage duration along the yield curve, to apply their active investment views with greater versatility, to seek greater risk management precision and to gain exposure to equity, fixed income and commodity asset classes.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had approximately 8.0% of its total net assets invested in commodity-related investments; approximately 47.9% of its total net assets invested in equity-related investments; approximately 31.5% of its total net assets invested in fixed income-related investments; and approximately 12.6% of its total net assets invested in cash and cash equivalents.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	Falling energy prices and a weaker global economic growth outlook, coupled with a stronger U.S. dollar, resulted in downward pressure on U.S. inflation expectations during the Reporting Period. While we acknowledge the potential for this trend to continue in the short term, massive economic stimulus from major central banks outside the U.S., including the Bank of Japan and European Central Bank, may have larger implications for inflation on a long-term basis.

In the near term, we expect inflation to stay low, but positive. Although U.S. headline inflation has remained subdued, U.S. core inflation has been rising since December 2014 and was at an annualized rate of 1.9% at the end of the Reporting Period. (Headline inflation is the raw inflation figure as reported through the Consumer Price Index (“CPI”) that is released monthly by the Bureau of Labor Statistics. The CPI calculates the cost to purchase a fixed basket of goods as a way of determining how much inflation is occurring in the broad economy. The headline inflation figure is not adjusted for seasonality or for the often volatile elements of food and energy prices, which are removed in the core CPI.) In the Eurozone, inflation had stabilized at 0.8% at the end of the Reporting Period.

If global economic growth recovers, we expect inflation to increase somewhat in the world’s largest economies. At the end of the Reporting Period, we expected global output to improve modestly, led by the U.S. and other developed markets and supported by accommodative central bank activity. In the U.S., we expect a Fed rate hike in December 2015 at the earliest, after which monetary policy tightening may proceed at a more accelerated pace than that implied by the market at the end of the Reporting Period.

In our view, the macroeconomic environment was supportive of riskier asset classes at the end of the Reporting Period, and we anticipate ongoing divergence in economic activity and monetary policy to drive market performance. We believe this divergence, along with continued market volatility, is likely to offer attractive tactical opportunities to take advantage of different market, economic and geopolitical dynamics. At the end of the Reporting Period, we thought global equity markets, particularly select developed markets, were attractive given expectations of attractive earnings growth, an increasingly stable macro environment and monetary policy support. We also planned to continue monitoring tactical opportunities in other asset classes, including fixed income and commodities.

Given our views, we believed the Fund was well positioned at the end of the Reporting Period to perform well in a variety of inflationary environments. We continue to seek opportunities to incorporate our tactical market views on a shorter-term basis.

FUND BASICS

Goldman Sachs Multi-Asset Real Return Fund

as of October 31, 2015

PERFORMANCE REVIEW
November 1, 2014–October 31, 2015	Fund Total Return (based on NAV)[1]	Barclays 1-10 Year U.S. TIPS Index[2]
Class A	-8.04%	-1.24%
Class C	-8.84	-1.24
Institutional	-7.75	-1.24
Class IR	-7.80	-1.24
Class R	-8.28	-1.24

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays 1-10 Year U.S. TIPS Index is an unmanaged index comprised of U.S. Treasury Inflation Protected securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/15	One Year	Since Inception	Inception Date
Class A	-17.05%	-10.05%	8/30/2013
Class C	-13.69	-6.29	8/30/2013
Institutional	-11.88	-4.08	8/30/2013
Class IR	-12.01	-4.37	8/30/2013
Class R	-12.38	-5.33	8/30/2013

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.28%	3.51%
Class C	2.05	4.62
Institutional	0.88	3.45
Class IR	1.02	3.59
Class R	1.53	4.10

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the waivers and/or expense limitations will remain in place through at least February 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/15[5]
Holding	% of Net Assets	Line of Business
Goldman Sachs Inflation Protected Securities Fund	31.9%	Investment Company
Goldman Sachs Strategic Income Fund	11.8	Investment Company
Goldman Sachs Commodity Strategy Fund	8.1	Investment Company
iShares Global Infrastructure ETF	3.2	Exchange Traded Funds
Enterprise Products Partners LP	1.1	Oil, Gas & Consumable Fuels
Simon Property Group, Inc.	1.1	Real Estate Investment Trusts
Exxon Mobil Corp.	0.9	Oil, Gas & Consumable Fuels
Magellan Midstream Partners LP	0.7	Oil, Gas & Consumable Fuels
EQT Midstream Partners LP	0.6	Oil, Gas & Consumable Fuels
Public Storage	0.6	Real Estate Investment Trusts

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION (%)[6]
As of October 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds and Investment Companies held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

FUND BASICS

Index Definitions

Absolute Return Multi-Asset

The MSCI World Index represents large- and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. This index offers a broad global equity benchmark, without emerging markets exposure.

The S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

Multi-Asset Real Return

The MSCI World Index represents large- and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. This index offers a broad global equity benchmark, without emerging markets exposure.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Performance Summary

October 31, 2015

The following graph shows the value, as of October 31, 2015, of a $1,000,000 investment made on August 30, 2013 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays 1-10 Year U.S. TIPS Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Multi-Asset Real Return Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from August 30, 2013 through October 31, 2015.

                                    [CHART]

Average Annual Total Return through October 31, 2015	One Year	Since Inception
Class A (Commenced August 30, 2013)
Excluding sales charges	-8.04%	-0.35%
Including sales charges	-13.11%	-2.90%

Class C (Commenced August 30, 2013)
Excluding contingent deferred sales charges	-8.84%	-1.14%
Including contingent deferred sales charges	-9.75%	-1.14%

Institutional Shares (Commenced August 30, 2013)	-7.75%	0.02%

Class IR (Commenced August 30, 2013)	-7.80%	-0.12%

Class R (Commenced August 30, 2013)	-8.28%	-0.63%

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments

October 31, 2015

Shares	Description	Value

Common Stocks – 9.8%
Denmark – 0.2%
911	Novo Nordisk A/S Class B (Pharmaceuticals)	$48,377

France – 0.6%
671	Air Liquide SA (Chemicals)	86,805
788	Safran SA (Aerospace & Defense)	59,852

		146,657

Germany – 0.6%
418	Bayer AG (Pharmaceuticals)	55,734
909	Beiersdorf AG (Personal Products)	86,333

		142,067

Japan – 1.1%
1,600	Hoya Corp. (Health Care Equipment & Supplies)	66,027
3,000	Kubota Corp. (Machinery)	46,505
5,000	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	107,232
700	Nidec Corp. (Electrical Equipment)	52,749

		272,513

Netherlands* – 0.2%
1,155	Mylan NV (Pharmaceuticals)	50,924

Swaziland – 0.4%
1,862	Wolseley PLC (Trading Companies & Distributors)	109,321

Sweden – 0.3%
2,434	Svenska Cellulosa AB SCA Class B (Household Products)	71,691

Switzerland – 0.8%
637	Novartis AG (Pharmaceuticals)	57,705
230	Syngenta AG (Chemicals)	77,273
3,558	UBS Group AG (Capital Markets)	71,062

		206,040

United Kingdom – 0.2%
1,594	Royal Dutch Shell PLC (Oil, Gas & Consumable Fuels)	41,615

United States – 5.4%
2,440	Abbott Laboratories (Health Care Equipment & Supplies)	109,312
309	Affiliated Managers Group, Inc.* (Capital Markets)	55,700
135	Alphabet, Inc. Class A* (Internet Software & Services)	99,548
1,052	American Tower Corp. (Real Estate Investment Trusts)	107,546
129	Biogen, Inc.* (Biotechnology)	37,476
593	Celgene Corp.* (Biotechnology)	72,767
1,102	Devon Energy Corp. (Oil, Gas & Consumable Fuels)	46,207
3,611	EMC Corp. (Computers & Peripherals)	94,680
287	FedEx Corp. (Air Freight & Logistics)	44,786

Common Stocks – (continued)
United States – (continued)
643	Honeywell International, Inc. (Aerospace & Defense)	$66,409
377	Intercontinental Exchange, Inc. (Diversified Financial Services)	95,155
536	Intuit, Inc. (Software)	52,222
285	NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)	37,344
1,365	Northern Trust Corp. (Capital Markets)	96,082
876	PVH Corp. (Textiles, Apparel & Luxury Goods)	79,672
1,314	QUALCOMM, Inc. (Communications Equipment)	78,078
2,359	The Gap, Inc. (Specialty Retail)	64,212
1,504	Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	106,649

		1,343,845

TOTAL COMMON STOCKS
(Cost $2,399,145)		$2,433,050

Contracts	Exercise Price	Expiration Date	Value

Options Purchased – 1.5%
Options on Equities – 0.1%
Morgan Stanley Capital Services, Inc. Call – S&P 500 Index
3	$1,976.380	12/01/15	$32,123

Options on Futures – 1.4%
Barclays Bank PLC Call – Eurodollar Futures
42	98.750	12/14/15	88,725
Barclays Bank PLC Call – Eurodollar Futures
62	98.625	03/14/16	129,425
Barclays Bank PLC Call – Eurodollar Futures
25	98.500	06/13/16	51,250
Barclays Bank PLC Call – Eurodollar Futures
29	99.000	09/19/16	19,938
Barclays Bank PLC Call – Eurodollar Futures
49	99.000	12/19/16	28,481
Barclays Bank PLC Call – Eurodollar Futures
22	98.750	03/13/17	19,113

			336,932

TOTAL OPTIONS PURCHASED
(Cost $318,503)			$369,055

Shares	Distribution Rate	Value

Investment Companies(a) – 82.5%
United States – 82.5%
Goldman Sachs Commodity Strategy Fund – Institutional Shares
173,077	N/A	$553,846
Goldman Sachs Financial Square Government Fund – FST Shares
10,987,309	0.040%	10,987,309

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Shares	Distribution Rate	Value

Investment Companies(a) – (continued)
United States – (continued)
Goldman Sachs Fixed Income Macro Strategies Fund – Institutional Shares
268,817	N/A	$2,510,751
Goldman Sachs High Yield Fund – Institutional Shares
338,281	N/A	2,171,767
Goldman Sachs International Real Estate Securities Fund – Institutional Shares
148,054	N/A	932,740
Goldman Sachs Long Short Fund – Institutional Shares
260,048	N/A	2,392,439
Goldman Sachs Real Estate Securities Fund – Institutional Shares
47,256	N/A	958,819

TOTAL INVESTMENT COMPANIES
(Cost $20,654,127)		$20,507,671

TOTAL INVESTMENTS – 93.8%
(Cost $23,371,775)		$23,309,776

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.2%		1,533,425

NET ASSETS – 100.0%		$24,843,201

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents Affiliated Funds.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CNY	—Chinese Yuan
CZK	—Czech Koruna
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ETF	—Exchange Traded Fund

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Credit Suisse International (London)	IDR	2,655,890,000	USD	190,318	$192,229	11/25/15	$1,911
Deutsche Bank AG (London)	MYR	540,000	USD	120,536	125,388	12/16/15	4,852
	USD	41,812	CHF	40,000	40,497	11/24/15	1,315
	USD	31,862	CZK	780,000	31,667	11/24/15	194
	USD	22,092	EUR	20,000	22,000	11/24/15	93
	USD	87,062	HUF	24,170,000	85,488	11/24/15	1,574
	USD	70,071	JPY	8,420,000	69,792	11/25/15	277
	USD	7,839	PLN	30,000	7,757	11/24/15	82
	USD	19,995	SEK	170,000	19,908	11/24/15	87
	USD	10,243	TRY	30,000	10,218	11/24/15	26
	USD	9,455	ZAR	130,000	9,355	11/24/15	100
HSBC Bank PLC	GBP	10,000	USD	15,350	15,414	11/24/15	64
	USD	20,327	CHF	20,000	20,249	11/24/15	79
	USD	37,689	NOK	310,000	36,470	11/24/15	1,218
	USD	7,138	SGD	10,000	7,132	11/24/15	6
JPMorgan Chase Bank (London)	USD	30,592	CHF	30,000	30,373	11/24/15	219

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments (continued)

October 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
JPMorgan Chase Bank (London) (continued)	USD	22,124	EUR	20,000	$22,000	11/24/15	$124
Morgan Stanley & Co. International PLC	GBP	10,000	USD	15,335	15,414	11/24/15	79
	USD	138,169	CAD	180,000	137,635	11/24/15	534
	USD	25,281	CZK	620,000	25,172	11/24/15	110
Royal Bank of Scotland PLC	IDR	2,944,080,000	USD	210,818	213,087	11/25/15	2,269
	USD	86,496	AUD	120,000	85,465	11/24/15	1,030
	USD	124,353	EUR	110,000	120,998	11/24/15	3,355
	USD	77,301	GBP	50,000	77,069	11/24/15	232
	USD	31,984	JPY	3,850,000	31,912	11/25/15	72
	USD	25,518	KRW	29,090,000	25,459	11/25/15	58
	USD	60,757	PLN	230,000	59,471	11/24/15	1,286
Societe Generale SA	CAD	330,000	USD	245,365	252,303	12/16/15	6,938
	GBP	10,000	USD	15,410	15,414	11/24/15	3
	GBP	5,000	USD	7,577	7,706	12/16/15	129
	USD	49,289	CZK	1,180,000	47,907	11/24/15	1,383
	USD	11,037	EUR	10,000	11,000	11/24/15	37
	USD	169,852	GBP	110,000	169,551	11/24/15	301
	USD	17,437	JPY	2,100,000	17,407	11/25/15	30
	USD	27,728	KRW	31,660,000	27,709	11/25/15	19
	USD	34,451	NOK	290,000	34,116	11/24/15	334
	USD	61,588	PHP	2,870,000	61,276	11/25/15	312
	USD	12,952	PLN	50,000	12,929	11/24/15	24
	USD	54,374	SEK	460,000	53,870	11/24/15	504
	USD	107,547	SGD	150,000	106,985	11/24/15	561
	USD	20,018	TWD	650,000	20,014	11/25/15	5
State Street Bank and Trust	USD	10,251	CHF	10,000	10,124	11/24/15	127
	USD	22,713	EUR	20,000	22,000	11/24/15	713
	USD	47,435	PHP	2,210,000	47,185	11/25/15	250
UBS AG (London)	AUD	350,000	USD	242,480	248,993	12/16/15	6,513
	GBP	160,000	USD	245,667	246,606	12/16/15	939
	INR	25,000,000	USD	368,514	379,459	12/16/15	10,944
	USD	43,214	AUD	60,000	42,733	11/24/15	481
	USD	165,846	CHF	160,000	161,989	11/24/15	3,857
	USD	502,461	CHF	490,000	496,531	12/16/15	5,930
	USD	247,603	EUR	220,000	242,112	12/16/15	5,492
	USD	63,786	SEK	530,000	62,067	11/24/15	1,719
	USD	8,645	ZAR	120,000	8,635	11/24/15	9
TOTAL							$68,800

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Barclays Bank PLC	INR	5,740,000	USD	87,658	$87,397	11/27/15	$(261)
Credit Suisse International (London)	INR	1,990,000	USD	30,405	30,300	11/27/15	(105)
	RUB	21,640,000	USD	343,492	336,371	11/25/15	(7,121)
Deutsche Bank AG (London)	USD	20,189	CHF	20,000	20,249	11/24/15	(60)
	USD	19,023	CZK	470,000	19,081	11/24/15	(58)
	USD	17,292	HUF	4,900,000	17,331	11/24/15	(40)
	USD	7,468	INR	500,000	7,589	12/16/15	(121)
	USD	25,806	PLN	100,000	25,858	11/24/15	(51)
Deutsche Bank AG (London) (continued)	USD	9,347	ZAR	130,000	9,355	11/24/15	(8)
	ZAR	1,580,000	USD	116,595	113,700	11/24/15	(2,895)
HSBC Bank PLC	SGD	20,000	USD	14,332	14,265	11/24/15	(68)
	TRY	80,000	USD	27,260	27,247	11/24/15	(13)
	USD	37,746	CAD	50,000	38,232	11/24/15	(486)
	USD	32,918	EUR	30,000	32,999	11/24/15	(81)
	USD	30,650	GBP	20,000	30,827	11/24/15	(178)
	USD	40,127	MXN	670,000	40,488	11/24/15	(361)
Morgan Stanley & Co. International PLC	CHF	10,000	USD	10,323	10,124	11/24/15	(198)
	USD	7,633	BRL	30,000	7,712	11/25/15	(79)
	USD	31,434	JPY	3,800,000	31,498	11/25/15	(63)
Royal Bank of Scotland PLC	RUB	1,590,000	USD	25,267	24,715	11/25/15	(553)
	TRY	1,100,000	USD	375,876	374,648	11/24/15	(1,228)
	USD	22,865	CAD	30,000	22,939	11/24/15	(74)
	USD	45,871	GBP	30,000	46,241	11/24/15	(371)
	USD	123,966	ILS	480,000	124,074	11/24/15	(108)
	USD	31,872	JPY	3,860,000	31,995	11/25/15	(123)
	USD	10,486	NOK	90,000	10,588	11/24/15	(102)
	USD	15,476	PLN	60,000	15,514	11/24/15	(38)
	USD	10,466	TWD	340,000	10,469	11/25/15	(3)
Societe Generale SA	CHF	10,000	USD	10,334	10,133	12/16/15	(200)
	SGD	10,000	USD	7,157	7,132	11/24/15	(25)
	USD	38,003	CAD	50,000	38,232	11/24/15	(229)
	USD	30,822	GBP	20,000	30,827	11/24/15	(6)
	USD	14,785	JPY	1,790,000	14,837	11/25/15	(52)
	USD	85,916	MYR	370,000	85,982	11/25/15	(66)
	USD	160,961	TWD	5,230,000	161,033	11/25/15	(72)
	USD	123,411	ZAR	1,750,000	125,376	12/17/15	(1,965)
State Street Bank and Trust	USD	28,366	AUD	40,000	28,488	11/24/15	(122)
	USD	53,245	CAD	70,000	53,525	11/24/15	(280)
	USD	15,694	CNY	100,000	15,753	11/25/15	(59)
	USD	6,663	NZD	10,000	6,759	11/24/15	(97)
UBS AG (London)	USD	248,784	CAD	330,000	252,303	12/16/15	(3,519)
	USD	125,188	KRW	150,000,000	131,195	12/16/15	(6,007)
	USD	33,518	MXN	560,000	33,841	11/24/15	(323)
	USD	123,400	MYR	540,000	125,388	12/16/15	(1,988)
	USD	242,670	NZD	390,000	263,169	12/16/15	(20,498)
	USD	128,716	TWD	4,200,000	129,321	12/16/15	(604)
TOTAL							$(50,959)

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments (continued)

October 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At October 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
10 Year U.S. Treasury Notes	12	December 2015	$1,532,250	$6,146
2 Year German Euro-Schatz	4	December 2015	490,356	(314)
2 Year U.S. Treasury Notes	13	December 2015	2,842,531	(2,239)
3 Month Bank Bills	2	March 2016	1,419,654	(2,458)
3 Month Bank Bills	2	June 2016	1,419,863	(2,260)
3 Month Bank Bills	2	September 2016	1,419,863	(4,797)
3 Month Sterling Interest Rate	1	March 2016	191,409	(60)
3 Month Sterling Interest Rate	1	June 2016	191,274	210
3 Month Sterling Interest Rate	2	September 2016	382,201	613
3 Month Sterling Interest Rate	2	December 2016	381,777	729
3 Month Sterling Interest Rate	2	March 2017	381,353	806
3 Month Sterling Interest Rate	2	June 2017	380,929	844
3 Month Sterling Interest Rate	2	September 2017	380,582	921
3 Month Sterling Interest Rate	2	December 2017	380,235	(370)
5 Year U.S. Treasury Notes	8	December 2015	958,188	1,986
Brent Crude	(3)	December 2015	(150,930)	2,414
CAC40 Index	1	November 2015	53,833	212
Canada 10 Year Government Bonds	2	December 2015	214,898	(1,607)
Cocoa	6	December 2015	195,540	5,142
Coffee	(2)	December 2015	(90,713)	2,769
Copper	(1)	December 2015	(57,938)	1,123
Corn	2	December 2015	38,225	(619)
Cotton No.2	7	December 2015	221,620	3,719
Crude Oil	(3)	November 2015	(139,770)	1,306
Euro Stoxx 50 Index	27	December 2015	1,010,370	67,432
Euro-Bobl	4	December 2015	569,267	3,755
Euro-Bund	2	December 2015	345,752	(2,507)
Eurodollars	1	March 2016	248,650	(215)
Eurodollars	2	June 2016	496,575	295
Eurodollars	2	September 2016	495,775	(242)
Eurodollars	3	December 2016	742,425	56
Eurodollars	3	March 2017	741,375	456
Eurodollars	3	June 2017	740,325	1,193
Eurodollars	3	September 2017	739,350	1,306
Eurodollars	3	December 2017	738,375	(1,145)
Eurodollars	(32)	December 2017	(7,876,000)	(11,674)
Gold 100 Oz	2	December 2015	228,280	(5,030)
Hard Red Winter Wheat	(2)	December 2015	(49,375)	(1,331)
iShares MSCI Taiwan ETF	10	November 2015	316,000	(7,145)
Lead	3	November 2015	126,394	(807)
Lead	(3)	November 2015	(126,394)	(463)
Lead	3	December 2015	126,694	(6,470)
Lead	(2)	December 2015	(84,463)	(890)
Lean Hogs	(1)	December 2015	(23,680)	3,047
Live Cattle	1	December 2015	56,690	(1,083)
Low Sulphur Gas Oil	(3)	December 2015	(138,000)	3,069
Mini MSCI Emerging Market	(17)	December 2015	(1,493,535)	(39,440)
NASDAQ 100 E-Mini Index	1	December 2015	92,865	448
Natural Gas	(8)	November 2015	(185,680)	27,648
Nickel	1	November 2015	60,252	(650)
Nickel	(1)	November 2015	(60,252)	(194)

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At October 31, 2015, the Fund had the following futures contracts: (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Nickel	(1)	December 2015	$(60,291)	$661
NY Harbor ULSD	(2)	November 2015	(127,403)	7,504
Primary Aluminum	7	November 2015	254,231	(26,054)
Primary Aluminum	(7)	November 2015	(254,231)	27,965
Primary Aluminum	2	December 2015	73,263	(2,730)
Primary Aluminum	(10)	December 2015	(366,313)	19,242
Russell 2000 Mini Index	3	December 2015	347,490	10,279
S&P 500 E-Mini Index	2	December 2015	207,370	(706)
S&P 500 E-Mini Index	(13)	December 2015	(1,347,905)	(67,061)
SGX S&P CNX Nifty Index	20	November 2015	323,080	(9,784)
Silver	1	December 2015	77,835	(2,638)
Soybean	2	January 2016	88,575	(322)
Sugar No.11	5	February 2016	81,312	832
U.K. Long Gilt	1	December 2015	181,523	(2,405)
U.S. Long Bonds	(1)	December 2015	(156,438)	(2,064)
Wheat	4	December 2015	104,400	6,701
Zinc	2	November 2015	84,725	483
Zinc	(2)	November 2015	(84,725)	4,127
Zinc	4	December 2015	170,075	(6,329)
Zinc	(5)	December 2015	(212,594)	3,755
TOTAL				$5,091

WRITTEN OPTIONS CONTRACTS — For the period ended October 31, 2015 the Fund had the following written options:

OPTIONS ON EQUITIES CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Strike Price	Value
Barclays Bank PLC	Put - Euro 50 Stoxx Index	59	11/06/15	3,204%	$(50)
	Call - Euro 50 Stoxx Index	59	11/06/15	3,400	(2,490)
	Put - S&P 500 Index	3	12/11/15	1,981	(4,179)
	Call - S&P 500 Index	3	12/11/15	2,098	(7,088)
Citibank NA	Put - S&P 500 Index	9	11/30/15	2,033	(12,636)
	Call - S&P 500 Index	9	11/30/15	2,111	(12,636)
Morgan Stanley Capital Services, Inc.	Put - S&P 500 Index	3	12/01/15	1,755	(292)
	Call - S&P 500 Index	3	12/01/15	2,057	(12,650)
TOTAL (Premium Received $70,913)		148			$(52,021)

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Consolidated Schedule of Investments (continued)

October 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

For the period ended October 31, 2015, the Fund had the following written options activities:

OPTIONS ON EQUITIES CONTRACTS

	Contracts	Premiums Received
Contracts Outstanding September 2, 2015	—	$—
Contracts Written	552	184,723
Contracts Bought to Close	(192)	(21,664)
Contracts Expired	(212)	(92,146)
Contracts Outstanding October 31, 2015	148	$70,913

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Schedule of Investments

October 31, 2015

Shares	Description	Value

Common Stocks – 35.2%
Beverages – 1.0%
26	Brown-Forman Corp. Class B	$2,761
56	Coca-Cola Enterprises, Inc.	2,875
42	Constellation Brands, Inc. Class A	5,661
51	Dr. Pepper Snapple Group, Inc.	4,558
40	Molson Coors Brewing Co. Class B	3,524
38	Monster Beverage Corp.*	5,180
350	PepsiCo., Inc.	35,766
3	The Boston Beer Co., Inc. Class A*	659
928	The Coca-Cola Co.	39,301

		100,285

Biotechnology – 1.2%
310	AbbVie, Inc.	18,460
43	Alexion Pharmaceuticals, Inc.*	7,568
148	Amgen, Inc.	23,411
98	Baxalta, Inc.	3,377
46	Biogen, Inc.*	13,363
151	Celgene Corp.*	18,529
278	Gilead Sciences, Inc.	30,060
5	Ligand Pharmaceuticals, Inc.*	452
15	Regeneron Pharmaceuticals, Inc.*	8,361
9	United Therapeutics Corp.*	1,320
50	Vertex Pharmaceuticals, Inc.*	6,237

		131,138

Chemicals – 3.2%
23	A. Schulman, Inc.	825
138	Air Products & Chemicals, Inc.	19,179
47	Airgas, Inc.	4,520
79	Albemarle Corp.	4,228
47	Ashland, Inc.	5,157
26	Balchem Corp.	1,776
41	Cabot Corp.	1,474
56	Calgon Carbon Corp.	963
165	CF Industries Holdings, Inc.	8,377
52	Cytec Industries, Inc.	3,870
636	E.I. du Pont de Nemours & Co.	40,322
102	Eastman Chemical Co.	7,361
189	Ecolab, Inc.	22,746
39	Flotek Industries, Inc.*	706
95	FMC Corp.	3,867
42	H.B. Fuller Co.	1,596
22	Innophos Holdings, Inc.	935
16	Innospec, Inc.	884
54	International Flavors & Fragrances, Inc.	6,267
16	Koppers Holdings, Inc.	303
24	Kraton Performance Polymers, Inc.*	489
265	LyondellBasell Industries NV Class A	24,621
29	Minerals Technologies, Inc.	1,709
332	Monsanto Co.	30,949
8	NewMarket Corp.	3,150
508	Olin Corp.	9,738
73	PolyOne Corp.	2,441
191	PPG Industries, Inc.	19,914
199	Praxair, Inc.	22,107
12	Quaker Chemical Corp.	953

Common Stocks – (continued)
Chemicals – (continued)
95	RPM International, Inc.	$4,342
34	Sensient Technologies Corp.	2,219
79	Sigma-Aldrich Corp.	11,038
18	Stepan Co.	953
116	The Chemours Co.	804
652	The Dow Chemical Co.	33,689
241	The Mosaic Co.	8,143
31	The Scotts Miracle-Gro Co. Class A	2,051
56	The Sherwin-Williams Co.	14,943
46	The Valspar Corp.	3,724

		333,333

Construction Materials – 0.2%
32	Eagle Materials, Inc.	2,113
62	Headwaters, Inc.*	1,274
48	Martin Marietta Materials, Inc.	7,447
95	Vulcan Materials Co.	9,175

		20,009

Containers & Packaging – 0.4%
42	AptarGroup, Inc.	3,090
62	Avery Dennison Corp.	4,028
95	Ball Corp.	6,507
66	Bemis Co., Inc.	3,021
24	Greif, Inc. Class A	787
111	Owens-Illinois, Inc.*	2,392
68	Packaging Corp. of America	4,655
146	Sealed Air Corp.	7,172
29	Silgan Holdings, Inc.	1,475
68	Sonoco Products Co.	2,903
190	WestRock Co.	10,214

		46,244

Energy Equipment & Services – 0.6%
27	Atwood Oceanics, Inc.	447
118	Baker Hughes, Inc.	6,216
13	Bristow Group, Inc.	452
55	Cameron International Corp.*	3,741
30	Diamond Offshore Drilling, Inc.	596
14	Dril-Quip, Inc.*	862
53	Ensco PLC Class A	881
62	FMC Technologies, Inc.*	2,098
234	Halliburton Co.	8,981
23	Helmerich & Payne, Inc.	1,294
98	Nabors Industries Ltd.	984
97	National Oilwell Varco, Inc.	3,651
64	Noble Corp. PLC	862
30	Oceaneering International, Inc.	1,261
16	Oil States International, Inc.*	480
36	Patterson-UTI Energy, Inc.	536
47	Rowan Cos. PLC Class A	925
346	Schlumberger Ltd.	27,043
43	Superior Energy Services, Inc.	609
38	Tidewater, Inc.	469
92	Transocean Ltd.	1,456

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value

Common Stocks – (continued)
Energy Equipment & Services – (continued)
41	Unit Corp.*	$517

		64,361

Food & Staples Retailing – 1.0%
11	Casey’s General Stores, Inc.	1,168
108	Costco Wholesale Corp.	17,077
267	CVS Health Corp.	26,374
73	Safeway Casa Ley	74
73	Safeway PDC, LLC	4
52	SUPERVALU, Inc.*	342
125	Sysco Corp.	5,156
242	The Kroger Co.	9,148
15	United Natural Foods, Inc.*	757
373	Wal-Mart Stores, Inc.	21,350
212	Walgreens Boots Alliance, Inc.	17,952
86	Whole Foods Market, Inc.	2,577

		101,979

Food Products – 0.8%
150	Archer-Daniels-Midland Co.	6,849
9	B&G Foods, Inc.	327
7	Cal-Maine Foods, Inc.	374
50	Campbell Soup Co.	2,539
105	ConAgra Foods, Inc.	4,258
35	Darling Ingredients, Inc.*	354
45	Flowers Foods, Inc.	1,215
147	General Mills, Inc.	8,542
34	Hormel Foods Corp.	2,297
18	Ingredion, Inc.	1,711
61	Kellogg Co.	4,302
29	Keurig Green Mountain, Inc.	1,472
9	Lancaster Colony Corp.	1,023
31	McCormick & Co., Inc.	2,603
52	Mead Johnson Nutrition Co.	4,264
386	Mondelez International, Inc. Class A	17,818
14	Post Holdings, Inc.*	900
8	Sanderson Farms, Inc.	556
13	Snyder’s-Lance, Inc.	462
26	The Hain Celestial Group, Inc.*	1,296
34	The Hershey Co.	3,015
22	The J.M. Smucker Co.	2,583
143	The Kraft Heinz Co.	11,150
15	TreeHouse Foods, Inc.*	1,285
72	Tyson Foods, Inc. Class A	3,194
42	WhiteWave Foods Co. Class A*	1,721

		86,110

Health Care Equipment & Supplies – 0.8%
294	Abbott Laboratories	13,171
8	ABIOMED, Inc.*	589
20	Align Technology, Inc.*	1,309
98	Baxter International, Inc.	3,664
42	Becton Dickinson & Co.	5,986
278	Boston Scientific Corp.*	5,082
15	C.R. Bard, Inc.	2,795
6	Cantel Medical Corp.	356

Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
30	DENTSPLY International, Inc.	$1,826
23	Edwards Lifesciences Corp.*	3,615
11	Haemonetics Corp.*	372
12	Halyard Health, Inc.*	356
13	Hill-Rom Holdings, Inc.	685
53	Hologic, Inc.*	2,060
20	IDEXX Laboratories, Inc.*	1,372
7	Intuitive Surgical, Inc.*	3,476
265	Medtronic PLC	19,589
12	NuVasive, Inc.*	566
23	ResMed, Inc.	1,325
9	Sirona Dental Systems, Inc.*	982
53	St. Jude Medical, Inc.	3,382
16	STERIS Corp.	1,199
62	Stryker Corp.	5,928
8	Teleflex, Inc.	1,064
11	The Cooper Cos., Inc.	1,676
24	Varian Medical Systems, Inc.*	1,885
22	West Pharmaceutical Services, Inc.	1,320
30	Zimmer Biomet Holdings, Inc.	3,137

		88,767

Health Care Providers & Services – 1.0%
70	Aetna, Inc.	8,035
38	AmerisourceBergen Corp.	3,667
13	Amsurg Corp.*	911
50	Anthem, Inc.	6,958
68	Cardinal Health, Inc.	5,590
20	Centene Corp.*	1,190
52	CIGNA Corp.	6,970
28	Community Health Systems, Inc.*	785
32	DaVita HealthCare Partners, Inc.*	2,480
129	Express Scripts Holding Co.*	11,143
58	HCA Holdings, Inc.*	3,990
17	Health Net, Inc.*	1,092
17	Henry Schein, Inc.*	2,579
30	Humana, Inc.	5,359
19	Laboratory Corp. of America Holdings*	2,332
10	LifePoint Health, Inc.*	689
44	McKesson Corp.	7,867
22	MEDNAX, Inc.*	1,550
9	Molina Healthcare, Inc.*	558
20	Owens & Minor, Inc.	717
18	Patterson Cos., Inc.	853
32	Quest Diagnostics, Inc.	2,174
24	Tenet Healthcare Corp.*	753
178	UnitedHealth Group, Inc.	20,965
18	Universal Health Services, Inc. Class B	2,198
20	VCA, Inc.*	1,095
11	WellCare Health Plans, Inc.*	975

		103,475

Health Care Technology* – 0.0%
49	Allscripts Healthcare Solutions, Inc.	689
59	Cerner Corp.	3,911
14	Medidata Solutions, Inc.	602

		5,202

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Shares	Description	Value

Common Stocks – (continued)
Household Products – 0.8%
28	Church & Dwight Co., Inc.	$2,411
215	Colgate-Palmolive Co.	14,265
19	Energizer Holdings, Inc.	814
88	Kimberly-Clark Corp.	10,534
33	The Clorox Co.	4,024
649	The Procter & Gamble Co.	49,571

		81,619

Life Sciences Tools & Services – 0.2%
75	Agilent Technologies, Inc.	2,832
7	Bio-Techne Corp.	617
11	Charles River Laboratories International, Inc.*	718
6	Mettler-Toledo International, Inc.*	1,866
16	PAREXEL International Corp.*	1,010
26	PerkinElmer, Inc.	1,343
79	Thermo Fisher Scientific, Inc.	10,331
16	Waters Corp.*	2,045

		20,762

Metals & Mining – 0.5%
122	AK Steel Holding Corp.*	353
918	Alcoa, Inc.	8,198
83	Allegheny Technologies, Inc.	1,220
39	Carpenter Technology Corp.	1,299
102	Commercial Metals Co.	1,466
24	Compass Minerals International, Inc.	1,950
816	Freeport-McMoRan, Inc.	9,604
37	Globe Specialty Metals, Inc.	467
10	Kaiser Aluminum Corp.	813
12	Materion Corp.	362
374	Newmont Mining Corp.	7,278
217	Nucor Corp.	9,179
53	Reliance Steel & Aluminum Co.	3,178
46	Royal Gold, Inc.	2,201
177	Steel Dynamics, Inc.	3,269
92	Stillwater Mining Co.*	859
56	SunCoke Energy, Inc.	278
28	TimkenSteel Corp.	298
108	United States Steel Corp.	1,261
45	Worthington Industries, Inc.	1,381

		54,914

Oil, Gas & Consumable Fuels – 12.1%
140	Anadarko Petroleum Corp.	9,363
1,700	Antero Midstream Partners LP	40,494
109	Apache Corp.	5,137
800	Buckeye Partners LP	54,264
106	Cabot Oil & Gas Corp.	2,301
14	Carrizo Oil & Gas, Inc.*	527
132	Chesapeake Energy Corp.	941
518	Chevron Corp.	47,076
26	Cimarex Energy Co.	3,070
92	Columbia Pipeline Group, Inc.	1,911
342	ConocoPhillips	18,246
62	CONSOL Energy, Inc.	413

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
113	Devon Energy Corp.	$4,738
26	Energen Corp.	1,512
1,700	Energy Transfer Equity LP	36,635
1,000	Energy Transfer Partners LP	44,160
4,200	Enterprise Products Partners LP	116,046
151	EOG Resources, Inc.	12,963
40	EQT Corp.	2,643
1,450	EQT GP Holdings LP	38,338
900	EQT Midstream Partners LP	66,636
1,140	Exxon Mobil Corp.	94,324
1,200	Genesis Energy LP	48,372
20	Gulfport Energy Corp.*	609
71	Hess Corp.	3,991
54	HollyFrontier Corp.	2,644
494	Kinder Morgan, Inc.	13,511
1,150	Magellan Midstream Partners LP	73,381
193	Marathon Oil Corp.	3,547
148	Marathon Petroleum Corp.	7,666
325	MarkWest Energy Partners LP	14,196
1,100	MPLX LP	42,669
39	Murphy Oil Corp.	1,109
50	Newfield Exploration Co.*	2,010
114	Noble Energy, Inc.	4,086
208	Occidental Petroleum Corp.	15,504
53	ONEOK, Inc.	1,798
13	PDC Energy, Inc.*	784
129	Phillips 66	11,487
650	Phillips 66 Partners LP	39,416
41	Pioneer Natural Resources Co.	5,623
1,243	Plains All American Pipeline LP	39,428
1,000	Plains GP Holdings LP Class A	15,550
60	QEP Resources, Inc.	928
41	Range Resources Corp.	1,248
200	SemGroup Corp. Class A	9,110
996	Shell Midstream Partners LP	34,093
22	SM Energy Co.	734
90	Southwestern Energy Co.*	994
182	Spectra Energy Corp.	5,200
80	Stone Energy Corp.*	447
1,700	Sunoco Logistics Partners LP	49,368
32	Synergy Resources Corp.*	358
325	Targa Resources Corp.	18,574
33	Tesoro Corp.	3,529
1,100	Tesoro Logistics LP	61,677
914	The Williams Cos., Inc.	36,048
135	Valero Energy Corp.	8,899
603	Valero Energy Partners LP	30,144
850	Western Gas Equity Partners LP	36,660
17	Western Refining, Inc.	708
743	Williams Partners LP	25,113
24	World Fuel Services Corp.	1,067
83	WPX Energy, Inc.*	569

		1,274,587

Paper & Forest Products – 0.2%
30	Boise Cascade Co.*	898

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value

Common Stocks – (continued)
Paper & Forest Products – (continued)
18	Clearwater Paper Corp.*	$908
6	Deltic Timber Corp.	372
48	Domtar Corp.	1,980
295	International Paper Co.	12,594
58	KapStone Paper and Packaging Corp.	1,261
96	Louisiana-Pacific Corp.*	1,695
10	Neenah Paper, Inc.	674
41	PH Glatfelter Co.	795
24	Schweitzer-Mauduit International, Inc.	932

		22,109

Personal Products – 0.1%
122	Avon Products, Inc.	492
19	Edgewell Personal Care Co.	1,609
57	The Estee Lauder Cos., Inc. Class A	4,586

		6,687

Pharmaceuticals – 1.9%
16	Akorn, Inc.*	428
74	Allergan PLC*	22,827
323	Bristol-Myers Squibb Co.	21,302
25	Catalent, Inc.*	664
184	Eli Lilly & Co.	15,009
37	Endo International PLC*	2,220
16	Impax Laboratories, Inc.*	554
519	Johnson & Johnson	52,435
24	Mallinckrodt PLC*	1,576
529	Merck & Co., Inc.	28,915
78	Mylan NV*	3,439
39	Nektar Therapeutics*	463
27	Perrigo Co. PLC	4,259
1,153	Pfizer, Inc.	38,994
11	Prestige Brands Holdings, Inc.*	539
17	The Medicines Co.*	582
94	Zoetis, Inc.	4,043

		198,249

Real Estate Investment Trusts – 8.5%
671	Acadia Realty Trust	22,069
165	Alexandria Real Estate Equities, Inc.	14,807
176	American Tower Corp.	17,993
320	AvalonBay Communities, Inc.	55,946
416	Boston Properties, Inc.	52,354
1,284	Brixmor Property Group, Inc.	32,896
315	Care Capital Properties, Inc.	10,379
955	Chesapeake Lodging Trust	26,301
816	CyrusOne, Inc.	28,789
1,508	DDR Corp.	25,334
245	Equity Residential	18,943
51	Essex Property Trust, Inc.	11,242
164	Federal Realty Investment Trust	23,532
295	HCP, Inc.	10,974
356	Highwoods Properties, Inc.	15,468
518	Liberty Property Trust	17,622
379	Mid-America Apartment Communities, Inc.	32,287
952	Parkway Properties, Inc.	15,927

Common Stocks – (continued)
Real Estate Investment Trusts – (continued)
597	Pebblebrook Hotel Trust	$20,406
603	Physicians Realty Trust	9,636
508	Post Properties, Inc.	30,348
1,019	ProLogis, Inc.	43,542
184	PS Business Parks, Inc.	15,785
277	Public Storage	63,560
948	RLJ Lodging Trust	23,785
564	Simon Property Group, Inc.	113,624
238	Sovran Self Storage, Inc.	23,769
78	The Macerich Co.	6,610
731	Ventas, Inc.	39,269
510	Vornado Realty Trust	51,281
302	Welltower, Inc.	19,591

		894,069

Tobacco – 0.7%
468	Altria Group, Inc.	28,300
368	Philip Morris International, Inc.	32,531
203	Reynolds American, Inc.	9,809
15	Universal Corp.	810

		71,450

TOTAL COMMON STOCKS
(Cost $3,449,466)		$3,705,349

Shares	Description	Value
Exchange Traded Fund – 3.2%
8,644	iShares Global Infrastructure ETF (Cost $324,731)	$340,141

Shares	Distribution Rate	Value

Investment Companies(a) – 51.8%
Goldman Sachs Commodity Strategy Fund – Institutional Shares
266,147	N/A	$851,672
Goldman Sachs Inflation Protected Securities Fund – Institutional Shares
330,355	N/A	3,366,315
Goldman Sachs Strategic Income Fund – Institutional Shares
125,325	N/A	1,243,219

TOTAL INVESTMENT COMPANIES
(Cost $6,132,867)		$5,461,206

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(b) – 8.5%
Repurchase Agreements – 8.5%
Joint Repurchase Agreement Account II
$ 900,000	0.092%	11/02/15	$900,000
(Cost $900,000)

TOTAL INVESTMENTS – 98.7%
(Cost $10,807,064)			$10,406,696

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%			132,738

NET ASSETS – 100.0%			$10,539,434

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated Fund.
(b)	Joint repurchase agreement was entered into on October 30, 2015. Additional information appears on page 33.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
INR	—Indian Rupee
KRW	—South Korean Won
MYR	—Malaysian Ringgit
NZD	—New Zealand Dollar
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ETF	—Exchange Traded Fund
GP	—General Partnership
LLC	—Limited Liability Company
LP	—Limited Partnership

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Deutsche Bank AG	AUD	10,000	USD	6,991	$7,114	12/16/15	$123
	CAD	120,000	USD	89,766	91,746	12/16/15	1,980
	GBP	40,000	USD	61,466	61,651	12/16/15	185
	MYR	120,000	USD	26,786	27,864	12/16/15	1,078
	USD	67,189	EUR	60,000	66,030	12/16/15	1,159
Morgan Stanley & Co.	AUD	80,000	USD	55,911	56,913	12/16/15	1,001
	TWD	300,000	USD	9,204	9,237	12/16/15	34
	USD	28,806	MYR	120,000	27,864	12/16/15	942
Nomura Securities Co. Ltd.	USD	123,490	CHF	120,000	121,599	12/16/15	1,890
UBS AG (London)	INR	8,000,000	USD	118,212	121,427	12/16/15	3,215
	USD	37,204	TWD	1,200,000	36,949	12/16/15	255
TOTAL							$11,862

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Schedule of Investments (continued)

October 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Deutsche Bank AG	EUR	10,000	USD	11,264	$11,005	12/16/15	$(259)
	USD	6,964	AUD	10,000	7,114	12/16/15	(150)
	USD	6,294	NZD	10,000	6,748	12/16/15	(454)
	USD	29,640	ZAR	420,000	30,090	12/17/15	(450)
Morgan Stanley & Co.	USD	90,894	CAD	120,000	91,747	12/16/15	(853)
	USD	29,608	INR	2,000,000	30,357	12/16/15	(749)
	USD	57,164	NZD	90,000	60,731	12/16/15	(3,567)
UBS AG (London)	USD	33,927	KRW	40,000,000	34,985	12/16/15	(1,058)
TOTAL							$(7,540)

FUTURES CONTRACTS — At October 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollar	(12)	December 2017	$(2,953,500)	$(39,315)
Euro Stoxx 50 Index	9	December 2015	336,790	22,516
S&P 500 E-Mini Index	6	December 2015	622,110	40,846
10 Year U.S. Treasury Notes	(15)	December 2015	(1,915,313)	(2,604)
TOTAL				$21,443

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Schedule of Investments

October 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2015, the Multi-Asset Real Return Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of November 2, 2015, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Multi-Asset Real Return Fund	$900,000	$900,005	$919,980

REPURCHASE AGREEMENTS — At October 31, 2015, the Principal Amount of the Multi-Asset Real Return Fund’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Multi-Asset Real Return Fund
BNP Paribas Securities Co.	0.090%	$384,820
Citigroup Global Markets, Inc.	0.100	198,014
Merrill Lynch & Co., Inc.	0.090	317,166
TOTAL		$900,000

At October 31, 2015, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Bank	0.625%	12/28/16
Federal Home Loan Mortgage Corp.	1.000 to 7.500	07/28/17 to 07/01/45
Federal National Mortgage Association	2.000 to 7.500	04/01/16 to 11/01/45
Government National Mortgage Association	3.000 to 6.000	05/15/18 to 10/20/45
United States Treasury Inflation Protected Securities	1.875	07/15/19
U.S. Treasury Notes	1.000	09/30/19
United States Treasury Stripped Securities	0.000	05/15/34 to 11/15/36

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Statements of Assets and Liabilities

October 31, 2015

	Absolute Return Multi-Asset Fund(a)	Multi-Asset Real Return Fund
Assets:
Investments, at value (cost $2,717,648 and $4,674,197)	$2,802,105	$4,945,490
Investments of affiliated issuers, at value (cost $20,654,127 and $6,132,867)	20,507,671	5,461,206
Cash	372,683	105,306
Foreign Currency, at value (cost $87,229 and $0)	86,234	—
Unrealized gain on forward foreign currency exchange contracts	68,800	11,862
Receivables:
Collateral on certain derivative contracts(b)	1,218,140	101,320
Investments sold	25,263	260
Deferred offering costs	152,198	—
Reimbursement from investment adviser	46,372	—
Dividends and interest	15,235	18,988
Other assets	75	127
Total assets	25,294,776	10,644,559

Liabilities:
Written option contracts, at value (premium received $70,913 and $0, respectively)	52,021	—
Unrealized loss on forward foreign currency exchange contracts	50,959	7,540
Variation margin on certain derivative contracts	2,781	3,508
Payables:
Investments purchased	155,627	8,959
Organization costs	62,000	—
Management fees	13,186	11,226
Distribution and service fees and transfer agency fees	894	399
Accrued expenses	114,107	73,493
Total liabilities	451,575	105,125

Net Assets:
Paid-in capital	24,958,414	11,164,620
Undistributed (distributions in excess of) net investment income	(77,460)	39,134
Accumulated net realized loss	(16,578)	(289,717)
Net unrealized loss	(21,175)	(374,603)
NET ASSETS	$24,843,201	$10,539,434
Net Assets:
Class A	$24,832	$52,588
Class C	25,860	9,760
Institutional	24,718,013	10,422,707
Class IR	24,836	29,719
Class R	24,816	24,660
Class R6	24,844	—
Total Net Assets	$24,843,201	$10,539,434
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	2,500	5,555
Class C	2,607	1,033
Institutional	2,487,500	1,100,713
Class IR	2,500	3,139
Class R	2,500	2,607
Class R6	2,500	—
Net asset value, offering and redemption price per share:(c)
Class A	$9.93	$9.47
Class C	9.92	9.44
Institutional	9.94	9.47
Class IR	9.93	9.47
Class R	9.93	9.46
Class R6	9.94	—

(a)	Statement of Assets and Liabilities for the Absolute Return Multi-Asset Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — ARM, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes amounts segregated for initial margin and/or collateral on futures transactions and options transactions of $484,681 and $733,459, respectively for Absolute Return Multi-Asset Fund and $101,320 and $0, respectively for Multi-Asset Real Return Fund.
(c)	Maximum public offering price per share for Class A Shares of the Absolute Return Multi-Asset and the Multi-Asset Real Return Funds are $10.51 and $10.02, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the Shares.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2015

	Absolute Return Multi-Asset Fund(a)(b)	Multi-Asset Real Return Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $143 and $0)	$13,449	$115,990
Dividends — affiliated issuers	21,331	117,271
Interest	—	757
Total investment income	34,780	234,018

Expenses:
Professional fees	69,720	92,218
Organization costs	62,000	—
Custody, accounting and administrative services	34,096	67,003
Management fees	30,210	76,443
Amortization of offering costs	29,249	—
Printing and mailing costs	18,785	52,374
Trustee fees	5,651	27,436
Registration fees	3,102	50,565
Transfer Agency fees(c)	1,634	4,557
Distribution and Service fees(c)	71	380
Other	1,768	7,967
Total expenses	256,286	378,943
Less — expense reductions	(223,029)	(316,959)
Net expenses	33,257	61,984
NET INVESTMENT INCOME	1,523	172,034

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(62)	110,727
Investments — affiliated issuers	—	(458,908)
Futures contracts	(61,602)	39,432
Written options	(30,796)	—
Swap contracts	—	537
Forward foreign currency exchange contracts	(23,814)	2,853
Foreign currency transactions	(21,944)	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	84,457	(387,515)
Investments — affiliated issuers	(146,456)	(381,921)
Futures contracts	5,091	25,236
Written options	18,892	—
Forward foreign currency exchange contracts	17,841	4,322
Foreign currency translation	(1,000)	—
Net realized and unrealized loss	(159,393)	(1,045,237)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(157,870)	$(873,203)

(a)	Commenced operations on September 2, 2015.
(b)	Statement of Operations for the Absolute Return Multi-Asset Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — ARM, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(c)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R	Class R6
Absolute Return Multi-Asset	$10	$41	$20	$8	$8	$1,601	$8	$8	$1
Multi-Asset Real Return	150	102	128	114	19	4,317	58	49	—

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Consolidated Statement of Changes in Net Assets

Absolute Return Multi-Asset Fund(a)(b)
For the Period Ended October 31, 2015
From operations:
Net investment income	$1,523
Net realized loss	(138,218)
Net change in unrealized loss	(21,175)
Net decrease in net assets resulting from operations	(157,870)

From share transactions:
Proceeds from sales of shares	25,001,156
Cost of shares redeemed	(85)
Net increase in net assets resulting from share transactions	25,001,071
TOTAL INCREASE	24,843,201

Net assets:
Beginning of period	—
End of period	$24,843,201
Distributions in excess of net investment income	$(77,460)

(a)	Statement of Changes in Net Assets for the Absolute Return Multi-Asset Fund is consolidated and includes the balances of wholly-owned subsidiary, Cayman Commodity — ARM, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on September 2, 2015.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Statements of Changes in Net Assets

	Multi-Asset Real Return Fund
	For the Fiscal Year Ended October 31, 2015	For the Fiscal Year Ended October 31, 2014
From operations:
Net investment income	$172,034	$159,934
Net realized gain (loss)	(305,359)	280,990
Net change in unrealized gain (loss)	(739,878)	51,923
Net increase (decrease) in net assets resulting from operations	(873,203)	492,847

Distributions to shareholders:
From net investment income
Class A Shares	(622)	(254)
Class C Shares	(34)	(43)
Institutional Shares	(159,243)	(162,202)
Class IR Shares	(409)	(353)
Class R Shares	(210)	(219)
From net realized gains
Class A Shares	(1,311)	(44)
Class C Shares	(219)	(44)
Institutional Shares	(230,605)	(44,596)
Class IR Shares	(660)	(111)
Class R Shares	(551)	(111)
Total distributions to shareholders	(393,864)	(207,977)

From share transactions:
Proceeds from sales of shares	75,412	407,789
Reinvestment of distributions	386,425	207,977
Cost of shares redeemed	(40,691)	(1,048)
Net increase in net assets resulting from share transactions	421,146	614,718
TOTAL INCREASE (DECREASE)	(845,921)	899,588

Net assets:
Beginning of year	11,385,355	10,485,767
End of year	$10,539,434	$11,385,355
Undistributed net investment income	$39,134	$66,846

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		Loss from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations
FOR THE PERIOD ENDED OCTOBER 31,
2015 - A (Commenced September 2, 2015)	$10.00	$(0.01)		$(0.06)	$(0.07)
2015 - C (Commenced September 2, 2015)	10.00	(0.02)		(0.06)	(0.08)
2015 - Institutional (Commenced September 2, 2015)	10.00	—	(f)	(0.06)	(0.06)
2015 - IR (Commenced September 2, 2015)	10.00	—	(g)	(0.07)	(0.07)
2015 - R (Commenced September 2, 2015)	10.00	(0.01)		(0.06)	(0.07)
2015 - R6 (Commenced September 2, 2015)	10.00	—	(f)	(0.06)	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Amount is less than $0.005 per share.
(g)	Amount is less than ($0.005) per share.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)(d)	Ratio of total expenses to average net assets(c)(d)	Ratio of net investment income (loss) to average net assets(d)	Portfolio turnover rate(e)

$9.93	(0.70)%	$25	1.23%	3.81%	(0.36)%	1%
9.92	(0.90)	26	1.98	4.55	(1.10)	1
9.94	(0.70)	24,718	0.82	3.40	0.04	1
9.93	(0.70)	25	0.98	3.57	(0.11)	1
9.93	(0.80)	25	1.48	4.07	(0.62)	1
9.94	(0.70)	25	0.77	3.35	0.10	1

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEAR ENDED OCTOBER 31,
2015 - A	$10.63	$0.11		$(0.95)	$(0.84)	$(0.14)	$(0.18)	$(0.32)
2015 - C	10.61	0.04		(0.96)	(0.92)	(0.07)	(0.18)	(0.25)
2015 - Institutional	10.64	0.16		(0.97)	(0.81)	(0.18)	(0.18)	(0.36)
2015 - IR	10.63	0.14		(0.95)	(0.81)	(0.17)	(0.18)	(0.35)
2015 - R	10.62	0.09		(0.95)	(0.86)	(0.12)	(0.18)	(0.30)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2014 - A	10.35	0.11		0.33	0.44	(0.12)	(0.04)	(0.16)
2014 - C	10.34	0.03		0.33	0.36	(0.05)	(0.04)	(0.09)
2014 - Institutional	10.35	0.15		0.34	0.49	(0.16)	(0.04)	(0.20)
2014 - IR	10.35	0.14		0.32	0.46	(0.14)	(0.04)	(0.18)
2014 - R	10.34	0.08		0.33	0.41	(0.09)	(0.04)	(0.13)

FOR THE PERIOD ENDED OCTOBER 31,
2013 - A (Commenced August 30, 2013)	10.00	0.01		0.34	0.35	—	—	—
2013 - C (Commenced August 30, 2013)	10.00	—	(f)	0.34	0.34	—	—	—
2013 - Institutional (Commenced August 30, 2013)	10.00	0.02		0.33	0.35	—	—	—
2013 - IR (Commenced August 30, 2013)	10.00	0.02		0.33	0.35	—	—	—
2013 - R (Commenced August 30, 2013)	10.00	0.01		0.33	0.34	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets		Portfolio turnover rate(d)

$9.47	(8.04)%	$53	0.96%		3.86%		1.15%		38%
9.44	(8.84)	10	1.69		4.60		0.45		38
9.47	(7.75)	10,423	0.56		3.47		1.58		38
9.47	(7.80)	30	0.71		3.61		1.44		38
9.46	(8.28)	25	1.21		4.11		0.94		38

10.63	4.28	49	0.99		4.75		1.00		34
10.61	3.47	11	1.76		5.86		0.28		34
10.64	4.77	11,272	0.59		4.69		1.45		34
10.63	4.51	27	0.73		4.83		1.31		34
10.62	4.00	27	1.24		5.34		0.80		34

10.35	3.50	10	0.97	(e)	5.91	(e)	0.80	(e)	4
10.34	3.40	10	1.72	(e)	6.66	(e)	0.06	(e)	4
10.35	3.50	10,413	0.61	(e)	5.54	(e)	1.16	(e)	4
10.35	3.50	26	0.79	(e)	5.71	(e)	0.98	(e)	4
10.34	3.40	26	1.25	(e)	6.18	(e)	0.52	(e)	4

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Notes to Financial Statements

October 31, 2015

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Absolute Return Multi-Asset (Commenced September 2, 2015)	A, C, Institutional, IR, R and R6	Diversified
Multi-Asset Real Return	A, C, Institutional, IR and R	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR, Class R and Class R6 are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for Absolute Return Multi-Asset Fund — The Cayman Commodity — ARM, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, is currently a wholly-owned subsidiary of the Absolute Return Multi-Asset Fund (the “Fund”). The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of September 2, 2015, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of October 31, 2015, the Fund’s net assets were $24,843,201, of which, $4,985,574, or 20%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

Distributions from Master Limited Partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Funds record their pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees

E.  Offering and Organization Costs — Offering costs paid in connection with the initial offering of shares of the Absolute Return Multi-Asset Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed on the first day of operations.

F.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Absolute Return Multi-Asset Class Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and ETFs. Investments in investment companies are valued at the NAV per share of the Institutional Share class (FST for Money Market Funds) on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

(“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for both repurchase and reverse repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Board of Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

B.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2015:

Absolute Return Multi-Asset Fund

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$272,513	$—
Europe	—	765,768	—
North America	1,394,769	—	—
Investment Companies	20,507,671	—	—
Total	$21,902,440	$1,038,281	$—

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Absolute Return Multi-Asset Fund (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$—	$369,055	$—
Forward Foreign Currency Exchange Contracts(b)	—	68,800	—
Futures Contracts(b)	219,194	—	—
Total	$219,194	$437,855	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(50,959)	$—
Futures Contracts(b)	(214,103)	—	—
Written Options Contracts	—	(52,021)	—
Total	$(214,103)	$(102,980)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at period end.

Multi-Asset Real Return Fund

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$29,267	$—	$—
North America	4,016,145	78	—
Investment Companies	5,461,206	—	—
Short-term Investments	—	900,000	—
Total	$9,506,618	$900,078	$—

Derivative Type(b)
Assets
Forward Foreign Currency Exchange Contracts	$—	$11,862	$—
Futures Contracts	63,362	—	—
Total	$63,362	$11,862	$—
Liabilities
Forward Foreign Currency Exchange Contracts	$—	$(7,540)	$—
Futures Contracts	(41,919)	—	—
Total	$(41,919)	$(7,540)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of October 31, 2015. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Absolute Return Multi-Asset Fund
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts; Investments, at value	$356,248	(a)	Variation margin on certain derivative contracts;	$(34,357)	(a)
Commodity	Variation margin on certain derivative contracts	121,507	(a)	Variation margin on certain derivative contracts	(55,610)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	68,800		Payable for unrealized loss on forward foreign currency exchange contracts	(50,959)
Equity	Variation margin on certain derivative contracts; Investments, at value	110,494	(a)	Variation margin on certain derivative contracts; Written options, at value	(176,157)	(a)
Total		$657,049			$(317,083)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Consolidated Schedules of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

Multi-Asset Real Return Fund
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	—	$—		Variation margin on certain derivative contracts	$(41,919)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	11,862		Payable for unrealized loss on forward foreign currency exchange contracts	(7,540)
Equity	Variation margin on certain derivative contracts	63,362	(a)	—	—
Total		$75,224			$(49,459)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Absolute Return Multi-Asset
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments and futures contracts/Net change in unrealized gain (loss) on investments and futures contracts	$19,691	$11,788	119
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(77,875)	65,896	99
Currency	Net realized gain (loss) forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(23,814)	17,841	115
Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on investments, on futures contracts and written options	(34,318)	(3,149)	103
Total		$(116,316)	$92,376	436

(a)	Average number of contracts is based on the average of month end balances for the period ended October 31, 2015.

Multi-Asset Real Return
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures and swap contracts /Net change in unrealized gain (loss) and futures contracts	$(14,826)	$(25,360)	15
Currency	Net realized gain (loss) from investments and forward foreign currency exchange contracts /Net change in unrealized gain (loss) and forward foreign currency exchange contracts	2,853	4,322	4
Equity	Net realized gain (loss) and futures contracts/Unrealized gain (loss) and futures contracts	54,795	50,596	16
Total		$42,822	$29,558	35

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2015.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, (including forward foreign currency exchange contracts, and certain options and swaps) and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

4. INVESTMENTS IN DERIVATIVES (continued)

excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of October 31, 2015:

Absolute Return Multi-Asset Fund
	Derivative Assets(1)			Derivative Liabilities(1)
Counterparty	Options Purchased	Forward Currency Contracts	Total	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Barclays Bank PLC	$336,932	$—	$336,932	$(261)	$(13,807)	$(14,068)	$322,864	$—	$322,864
Citibank NA	—	—	—	—	(25,272)	(25,272)	(25,272)	—	(25,272)
Credit Suisse International (London)	—	1,911	1,911	(7,226)	—	(7,226)	(5,315)	—	(5,315)
Deutsche Bank AG (London)	—	8,600	8,600	(3,233)	—	(3,233)	5,367	—	5,367
HSBC Bank PLC	—	1,367	1,367	(1,187)	—	(1,187)	180	—	180
JPMorgan Chase Bank (London)	—	343	343	—	—	—	343	—	343
Morgan Stanley & Co. International PLC	—	723	723	(340)	—	(340)	383	—	383
Morgan Stanley Capital Services, Inc.	32,123	—	32,123	—	(12,942)	(12,942)	19,181	—	19,181
Royal Bank of Scotland PLC	—	8,302	8,302	(2,600)	—	(2,600)	5,702	—	5,702
Societe Generale SA	—	10,580	10,580	(2,615)	—	(2,615)	7,965	—	7,965
State Street Bank and Trust	—	1,090	1,090	(558)	—	(558)	532	—	532
UBS AG (London)	—	35,884	35,884	(32,939)	—	(32,939)	2,945	—	2,945
Total	$369,055	$68,800	$437,855	$(50,959)	$(52,021)	$(102,980)	$334,875	$—	$334,875
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2015, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Fee Rate	Effective Net Management Fee Rate*^
Absolute Return Multi-Asset	0.85%	0.85%	0.77%	0.73%	0.71%	0.85%	0.68	%(a)
Multi-Asset Real Return	0.70	0.63	0.60	0.59	0.57	0.70	0.46

*	GSAM agreed to waive a portion of its management fee rates, set forth in the Funds’ most recent prospectuses. These waivers will be effective through at least September 2, 2016 for the Absolute Return Multi-Asset Fund and February 29, 2016 for the Multi-Asset Real Return Fund, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.
^	Effective Net Management Fee Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement as defined below after waivers.

The Absolute Return Multi-Asset Fund invests in the Institutional Shares of the Goldman Sachs Fixed Income Macro Strategies, Goldman Sachs High Yield, Goldman Sachs International Real Estate Securities, Goldman Sachs Long Short, Goldman Sachs Real Estate Securities and the FST Shares of the Financial Square Government Funds and the Multi-Asset Real Return Fund invests in the Institutional Shares of the Goldman Sachs Commodity Strategy, Goldman Sachs Inflation Protected Securities, Goldman Sachs Local Emerging Markets Debt, and Goldman Sachs Strategic Income Funds, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended October 31, 2015, GSAM waived $2,879 and $26,385 of the Absolute Return Multi-Asset and the Multi-Asset Real Return Funds’ management fees, respectively.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Absolute Return Multi-Asset Fund’s management fee in an amount equal to the management fee paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the period ended October 31, 2015 GSAM waived $3,370 of Absolute Return Multi-Asset Fund’s management fee. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares front end sales charge and Class C Shares’ CDSC. For the fiscal year ended October 31, 2015, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Absolute Return Multi-Asset	$—	$11
Multi-Asset Real Return	293	—

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Funds. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Absolute Return Multi-Asset and the Multi-Asset Real Return are 0.104% and 0.064%, respectively. These Other Expense limitations will remain in place through at least September 2, 2016 for the Absolute Return Multi-Asset and February 29, 2016 for the Multi-Asset Real Return, and prior to such dates GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fees Waivers	Other Expense Reimbursements	Total Expense Reductions
Absolute Return Multi-Asset	$2,879	$220,150	$223,029
Multi-Asset Real Return	26,385	290,574	316,959

F.  Line of Credit Facility — As of October 31, 2015, the Multi-Asset Real Return Fund (the “Fund”) participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by up to an additional $115,000,000 for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rates. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2015, the Fund did not have any borrowings under the facility.

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Other Transactions with Affiliates — The table below shows the transactions in and earnings from investments in the Underlying Funds for the fiscal year ended October 31, 2015:

Absolute Return Multi-Asset Fund
Underlying Funds	Market Value 10/31/14	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 10/31/15	Dividend Income
Goldman Sachs Commodity Strategy Fund	$—	$562,500	$—	$—	$(8,654)	$553,846	$—
Goldman Sachs Financial Square Government Fund	—	15,188,888	(4,201,579)	—	—	10,987,309	490
Goldman Sachs Fixed Income Macro Strategies Fund	—	2,500,000	—	—	10,751	2,510,751	—
Goldman Sachs High Yield Fund	—	2,198,342	—	—	(26,575)	2,171,767	20,841
Goldman Sachs International Real Estate Securities Fund	—	875,000	—	—	57,740	932,740	—
Goldman Sachs Long Short Fund	—	2,650,000	—	—	(257,561)	2,392,439	—
Goldman Sachs Real Estate Securities Fund	—	880,976	—	—	77,843	958,819	—
Total	$—	$24,855,706	$(4,201,579)	$—	$(146,456)	$20,507,671	$21,331

Multi-Asset Real Return Fund
Underlying Funds	Market Value 10/31/14	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 10/31/15	Dividend Income
Goldman Sachs Commodity Strategy Fund	$1,531,674	$275,580	$(432,274)	$(241,774)	$(281,534)	$851,672	$—
Goldman Sachs Inflation Protected Securities Fund	1,380,227	2,041,772	—	—	(55,684)	3,366,315	18,310
Goldman Sachs Local Emerging Markets Debt Fund	348,681	220,007	(452,780)	(138,716)	22,808	—	20,488
Goldman Sachs Strategic Income Fund	2,939,627	123,030	(1,673,506)	(78,421)	(67,511)	1,243,219	78,473
Total	$6,200,209	$2,660,389	$(2,558,560)	$(458,911)	$(381,921)	$5,461,206	$117,271

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2015 were as follows:

Fund	Purchases	Sales and Maturities
Absolute Return Multi-Asset	$12,206,909	$77,097
Multi-Asset Real Return	4,126,976	3,810,949

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows:

	Absolute Return Multi-Asset Fund	Multi-Asset Real Return Fund
Distributions paid from:
Ordinary income	$—	$286,875
Net long-term capital gains	—	106,989
Total taxable distributions	$—	$393,864

The tax character of distributions paid during the fiscal year ended October 31, 2014 was as follows:

Multi-Asset Real Return Fund
Distributions paid from:
Ordinary income	$182,972
Net long-term capital gains	25,005
Total taxable distributions	$207,977

As of October 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

	Absolute Return Multi-Asset Fund	Multi-Asset Real Return Fund
Undistributed ordinary income — net	$—	$15,136
Capital loss carryforwards:
Perpetual Short-Term	(19,808)	(223,666)
Perpetual Long-Term	(23,745)	(42,042)
Total capital loss carryforwards	$(43,553)	$(265,708)
Timing differences (Passive Activity Losses Carryforward)	$—	$(44,337)
Unrealized gains (losses) — net	(71,660)	(330,277)
Total accumulated earnings (losses) net	$(115,213)	$(625,186)

As of October 31, 2015, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Absolute Return Multi-Asset Fund	Multi-Asset Real Return Fund
Tax Cost	$23,371,775	$10,739,282
Gross unrealized gain	300,921	579,070
Gross unrealized loss	(362,920)	(911,656)
Net unrealized gains (losses) on securities	$(61,999)	$(332,586)
Net unrealized gain (loss) on other investments	(9,661)	2,309
Net unrealized gains (losses)	$(71,660)	$(330,277)

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of net mark to market gains/(losses) on regulated futures, partnership and other underlying fund investments, and foreign currency transactions.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from certain non-deductible expenses, and differences in the tax treatment of swap transactions, partnership and other underlying fund investments, and net operating losses.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Absolute Return Multi-Asset Fund	$(42,657)	$121,640	$(78,983)
Multi-Asset Real Return Fund	—	39,228	(39,228)

GSAM has reviewed the Fund’s tax positions for all open tax years (the current year, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Funds. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Investments in the Underlying Funds — The investments of a Fund may be concentrated in one or more Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. A Fund is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. A Fund that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Funds to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and, as a result, maintains a larger cash position than it ordinarily would.

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

8. OTHER RISKS (continued)

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Funds will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Funds may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Tax Risk — The Absolute Return Multi-Asset Fund seeks to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. In 2011, the IRS suspended granting these PLRs. The Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. In light of this, Absolute Return Multi-Asset Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that a Fund’s income from such investments was not “qualifying income”, in which case the Fund would fail to qualify as regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Multi-Asset Fund(a)

	For the Period Ended October 31, 2015

	Shares	Dollars

Class A Shares
Shares sold	2,501	$25,015
Shares redeemed	(1)	(10)
	2,500	25,005
Class C Shares
Shares sold	2,609	26,081
Shares redeemed	(2)	(15)
	2,607	26,066
Institutional Shares
Shares sold	2,487,501	24,875,015
Shares redeemed	(1)	(15)
	2,487,500	24,875,000
Class IR Shares
Shares sold	2,502	25,015
Shares redeemed	(2)	(15)
	2,500	25,000
Class R Shares
Shares sold	2,501	25,015
Shares redeemed	(1)	(15)
	2,500	25,000
Class R6
Shares sold	2,502	25,015
Shares redeemed	(2)	(15)
	2,500	25,000
NET INCREASE	2,500,107	$25,001,071

(a)	Commenced operations on September 2, 2015.

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Multi-Asset Real Return Fund

	For the Fiscal Year Ended October 31, 2015		For the Fiscal Year Ended October 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,621	$37,152	3,565	$37,784
Reinvestment of distributions	191	1,933	28	299
Shares redeemed	(2,849)	(28,448)	(1)	(5)
	963	10,637	3,592	38,078
Class C Shares
Reinvestment of distributions	24	253	9	87
	24	253	9	87
Institutional Shares
Shares sold	3,328	33,060	34,638	370,005
Reinvestment of distributions	38,744	382,409	19,610	206,798
Shares redeemed	(1,218)	(12,243)	(97)	(1,043)
	40,854	403,226	54,151	575,760
Class IR Shares
Shares sold	489	5,200	—	—
Reinvestment of distributions	106	1,069	44	463
	595	6,269	44	463
Class R Shares
Reinvestment of distributions	76	761	31	330
	76	761	31	330
NET INCREASE	42,512	$421,146	57,827	$614,718

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Goldman Sachs Trust and Shareholders of Goldman Sachs Multi-Asset Class Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Absolute Return Multi-Asset Fund and Goldman Sachs Multi-Asset Real Return Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, at October 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (consolidated financial statements and financial highlights for Goldman Sachs Absolute Return Multi-Asset Fund) (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, brokers, transfer agent of the underlying funds, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 28, 2015

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Fund Expenses — Six Month Period Ended October 31, 2015 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares of the Absolute Return Multi-Asset Fund, or of Class A, Class C, Institutional, Class IR and Class R Shares of the Multi-Asset Real Return Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares (For the Absolute Return Multi-Asset Fund) of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 2, 2015 through October 31, 2015, which represents a period of 59 days in a 365 day period for Absolute Return Multi-Asset Fund, and from May 1, 2015 through October 31, 2015, which represents a period of 184 days in a 365 day period for the Multi-Asset Real Return Fund.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Multi-Asset Fund(a)				Multi-Asset Real Return Fund
Share Class	Beginning Account Value 9/2/15	Ending Account Value 10/31/15		Expenses Paid for the period ended 10/31/15*	Beginning Account Value 5/1/15	Ending Account Value 10/31/15		Expenses Paid for the 6 months ended 10/31/15*
Class A
Actual	$1,000.00	$993.00		$1.98	$1,000.00	$942.10		$4.75
Hypothetical 5% return	1,000.00	1,006.09	+	1.99	1,000.00	1,020.32	+	4.94
Class C
Actual	1,000.00	991.00		3.19	1,000.00	937.40		8.25
Hypothetical 5% return	1,000.00	1,004.88	+	3.21	1,000.00	1,016.69	+	8.59
Institutional
Actual	1,000.00	993.00		1.32	1,000.00	944.10		2.79
Hypothetical 5% return	1,000.00	1,006.76	+	1.33	1,000.00	1,022.33	+	2.91
Class IR
Actual	1,000.00	993.00		1.58	1,000.00	943.30		3.48
Hypothetical 5% return	1,000.00	1,006.50	+	1.59	1,000.00	1,021.63	+	3.62
Class R
Actual	1,000.00	992.00		2.38	1,000.00	940.80		5.92
Hypothetical 5% return	1,000.00	1,005.69	+	2.40	1,000.00	1,019.11	+	6.16
Class R6
Actual	1,000.00	993.00		1.24	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,006.84	+	1.25	N/A	N/A		N/A

(a)	Commenced operations September 2, 2015.
*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the relevant period ended October 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R	Class R6
Absolute Return Multi-Asset	1.23%	1.98%	0.82%	0.98%	1.48%	0.77%
Multi-Asset Real Return	0.96	1.69	0.56	0.71	1.21	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

ABSOLUTE RETURN MULTI-ASSET FUND (2015)

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Absolute Return Multi-Asset Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on September 2, 2015. At meetings held on June 10-11, 2015 and August 12-13, 2015 (the “Meetings”) in connection with the Fund’s organization, the Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

At the Meetings, the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fees and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to limit certain expenses of the Fund that exceed a specified level; and potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund. Various information was also provided at a prior meeting at which the Fund was discussed.

In connection with the Meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meetings, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meetings and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Investment Adviser to the Fund and its wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided to the Fund by the Investment Adviser and its affiliates. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. The Trustees considered the experience and capabilities of the portfolio management team, and noted that certain portfolio management personnel who would be managing the Fund and the Subsidiary were currently managing other series of the Trust. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund and the Subsidiary. In this regard, the Trustees noted that, although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser had experience managing other funds and accounts that seek to provide exposure to multiple asset classes and geographic regions. They also considered that the Investment Adviser had experience managing wholly-owned subsidiaries of other series of the Trust which seek to provide exposure to the commodities markets. The Trustees concluded that the Investment Adviser’s management of the Fund and the Subsidiary likely would benefit the Fund and its shareholders.

Costs of Services to be Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund and the Subsidiary thereunder. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund and the Subsidiary, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund and to the Subsidiary as a Cayman Islands exempted company.

In particular, the Trustees reviewed information on the proposed management fees and the Fund’s projected total operating expense ratios (both gross and net of expense limitations), and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.

The Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. They also considered comparative fee information for services provided by the Investment Adviser to similarly managed funds and accounts. In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially. The Trustees noted that the Investment Adviser would waive a portion of its management fee payable by the Fund equal to the management fee that the Investment Adviser receives in connection with its services to the Subsidiary. The Trustees also considered the extent to which the Fund is expected to invest in other funds managed by the Investment Adviser (the “Underlying Funds”), and noted that the

ABSOLUTE RETURN MULTI-ASSET FUND (2015)

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Adviser would reimburse the Fund for an amount equal to the management fees it receives from the Underlying Funds.

The Trustees noted the competitive nature of the fund marketplace, and that many of the Fund’s shareholders would be investing in the Fund in part because of the Fund’s relationship with the Investment Adviser. They also noted that shareholders would be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Economies of Scale

The Trustees considered the proposed breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate
First $2 billion	0.85%
Next $3 billion	0.77
Next $3 billion	0.73
Over $8 billion	0.71

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs.

Conclusion

In connection with their consideration of the Management Agreement for the Fund at the Meetings, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Fund’s reasonably anticipated asset levels. The Trustees unanimously concluded that the Investment Adviser’s management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved with respect to the Fund.

MULTI-ASSET REAL RETURN FUND (2015)

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Multi-Asset Real Return Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index, and general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	the expense trends over time of the Fund;
(f)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser to limit certain expenses of the Fund that exceed a specified level;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;

MULTI-ASSET REAL RETURN FUND (2015)

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees and non-Rule 12b-1 shareholder service and/or administration fees with respect to the Fund. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2014, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider for the one-year period ended March 31, 2015. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-year period ended March 31, 2015. They also noted that the Fund had experienced certain portfolio management changes in July 2014.

MULTI-ASSET REAL RETURN FUND (2015)

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a one-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to limit certain expenses of the Fund that exceed a specified level. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Fund that would have the effect of lowering total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also noted that the Investment Adviser did not manage other types of accounts having investment objectives and policies similar to those of the Fund, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2014 and 2013, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.70%
Next $1 billion	0.63
Next $3 billion	0.60
Next $3 billion	0.59
Over $8 billion	0.57

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amount of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

MULTI-ASSET REAL RETURN FUND (2015)

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2016.

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	136	None
Kathryn A. Cassidy Age: 61	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Fund Complex.	112	None
John P. Coblentz, Jr. Age: 74	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	136	None
Diana M. Daniels Age: 66	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	112	None
Joseph P. LoRusso Age: 58	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	112	None
Herbert J. Markley Age: 65	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	112	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	112	None

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 76	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	136	None
Roy W. Templin Age: 55	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	112	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Fund Complex.	112	Verizon Communications Inc.

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	135	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	112	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes the Trust and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of October 31, 2015, the Trust consisted of 98 portfolios (91 of which offered shares to the public) and GSVIT consisted of 14 portfolios. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of seven portfolios (six of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 14 portfolios (two of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in each Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000); Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS MULTI-ASSET CLASS FUNDS

Goldman Sachs Trust — Multi-Asset Real Return Fund — Tax Information (Unaudited)

For the year ended October 31, 2015, 21.13% of the dividends paid from net investment company taxable income by the Multi-Asset Real Return Fund qualifies for the dividends received deduction available to corporations.

For the year ended October 31, 2015, 28.62% of the dividends paid from net investment company taxable income by the Multi-Asset Real Return Fund qualifies for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Multi-Asset Real Return Fund designates $106,989 or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2015.

During the year ended October 31, 2015, the Multi-Asset Real Return Fund designates $127,805 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUND PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of September 30, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Tax-Free Money Market Fund
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Focused Value Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[5]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Global Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Kathryn A. Cassidy

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

Gregory G. Weaver

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.gsamfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown are as of October 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 22502-TEMPL-12/2015 MACAR-15/128

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,662,967	$3,539,534	Financial Statement audits.

Audit-Related Fees:

• PwC	$138,000	$0	Other attest services.

Tax Fees:

• PwC	$848,676	$794,850	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,653,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2015 and October 31, 2014 were approximately $986,676 and $794,850 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2015. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 7, 2016

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	January 7, 2016